Oppenheimer Gold & Special Minerals Fund

6803 South Tucson Way, Englewood, Colorado 80112
1.800.CALL.OPP (1.800.225.5677)

Statement of  Additional  Information  dated  August 23,  2002,  revised as of
February 24, 2003

      This  Statement of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the Fund  and  supplements information  in the  Prospectus  dated  August  23,  2002.  It  should be read together with the Prospectus.  You can obtain the Prospectus by writing to the
Fund's Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box 5270, Denver,
Colorado  80217,  or by calling the  Transfer  Agent at the  toll-free  number shown above, or by downloading it from the  OppenheimerFunds  Internet website at www.oppenheimerfunds.com.

Contents
                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

      The  investment  objective,  the principal  investment  policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement of
Additional Information contains supplemental  information about those policies and risks and the types of  securities  that the  Fund's  investment  Manager,
OppenheimerFunds,  Inc.,  can select for the Fund.  Additional  information is also  provided  about the  strategies  that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The composition of the Fund's portfolio and the  techniques  and  strategies  that the Fund's Manager may use in selecting portfolio  securities will vary over time. The Fund is not required to use all of the investment  techniques and strategies  described  below at all times in seeking its goal.  It may use some of the special  investment  techniques  and strategies at some times or not at all.

      Investments  in  Equity  Securities  and  Metal  Investments.  The  Fund
focuses its  investments  in equity  securities of U.S. and  foreign-domiciled companies.  Equity securities include common stocks,  preferred stocks, rights and  warrants,  and  securities  convertible  into  common  stock.  The Fund's investments  primarily include stocks of companies that are involved in mining or  processing  gold  or  other  metals  or  minerals.  These  securities  are described as "Mining Securities."

      The Fund may also invest in gold or silver  bullion,  in other  precious metals,  in metals naturally  occurring with precious metals,  in certificates representing  an  ownership  interest in those  metals,  and in gold or silver coins. These investments are referred to as "Metal  Investments." Under normal market  conditions,  the Fund will invest at least 80% of its total  assets in
Mining  Securities  and Metal  Investments.  However,  the Fund will invest no more than 10% of its total assets in Metal Investments.

      Current income is not a criterion used to select  portfolio  securities.
However,  certain debt securities can be selected for the Fund's portfolio for defensive purposes  (including debt securities that the Manager believes might offer some opportunities for capital appreciation when stocks are disfavored).

      o Growth  Companies.  Growth  companies  are  those  companies  that the
Manager believes are entering into a growth cycle in their business,  with the expectation  that their stock will increase in value.  They may be established companies  as  well  as  newer  companies  in the  development  stage.  Growth companies might have a variety of  characteristics  that in the Manager's view define them as "growth"  issuers.  They might be  generating  or applying  new technologies,  new or improved  distribution  techniques or new  services.  In each case,  they have  prospects  that the Manager  believes are favorable for the long term.  The portfolio  manager of the Fund looks for growth  companies with strong,  capable  management,  sound  financial and accounting  policies, successful product development and marketing and other factors.

      o Convertible  Securities.  While some convertible securities are a form of debt security,  in many cases their conversion feature (allowing conversion into equity  securities)  causes  them to be  regarded by the Manager  more as
"equity  equivalents."  As a result,  the rating  assigned to the security has less impact on the Manager's  investment  decision with respect to convertible securities  than  in the  case of  non-convertible  fixed  income  securities.
Convertible  securities  are  subject to the credit  risks and  interest  rate risks described below in "Debt Securities."

To  determine  whether  convertible  securities  should be  regarded  as "equity equivalents," the Manager examines the following factors:

      (1) whether,  at the option of the investor,  the  convertible  security can be  exchanged  for a fixed  number of shares of common  stock of the issuer,
      (2) whether the issuer of the  convertible  securities  has restated its earnings  per  share  of  common  stock  on a  fully  diluted  basis
          (considering   the   effect  of   conversion   of  the   convertible
          securities), and
      (3) the  extent to which the  convertible  security  may be a  defensive
          "equity  substitute,"  providing the ability to  participate  in any appreciation in the price of the issuer's common stock.

      The value of a  convertible  security is a function  of its  "investment value"  and its  "conversion  value."  If the  investment  value  exceeds  the conversion  value,  the security will behave more like a debt security and the security's  price will likely  increase when interest  rates fall and decrease when interest  rates rise.  If the  conversion  value  exceeds the  investment value, the security will behave more like an equity security.  In that case it will likely  sell at a premium  over its  conversion  value and its price will tend to fluctuate directly with the price of the underlying security.

      o Rights and Warrants.  The Fund may invest up to 5% of its total assets in  warrants or rights.  That 5% limit does not apply to  warrants  and rights the Fund has acquired as part of units of  securities  or that are attached to other  securities  that the Fund  buys.  No more than 2% of the  Fund's  total assets may be invested  in warrants  and rights that are not listed on the New
York  or  American  Stock   Exchanges.   These   percentage   limitations  are
fundamental  policies.  Warrants  basically  are  options to  purchase  equity securities  at  specific  prices  valid for a specific  period of time.  Their prices do not  necessarily  move  parallel  to the  prices  of the  underlying securities.  Rights  are  similar  to  warrants,  but  normally  have a  short duration  and are  distributed  directly  by the  issuer to its  shareholders.
Rights and warrants  have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

      Foreign  Securities.   "Foreign  securities"  include  equity  and  debt
securities of companies  organized  under the laws of countries other than the
United States and of  governments  other than the U.S.  government.  They also include securities of companies  (including those that are located in the U.S.
or  organized  under  U.S.  law) that  derive a  significant  portion of their revenue or profits  from foreign  businesses,  investments  or sales,  or that have a  significant  portion  of their  assets  abroad.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities  of  foreign   issuers  that  are   represented  by  American
Depository  Receipts  or that are  listed  on a U.S.  securities  exchange  or
traded  in  the  U.S.   over-the-counter   markets  are  considered   "foreign
securities"  for the purpose of the Fund's  investment  allocations.  They are subject to some of the  special  considerations  and risks,  discussed  below, that apply to foreign securities traded and held abroad.

      Investing in foreign  securities offers potential benefits not available from  investing  solely in  securities of domestic  issuers.  They include the opportunity  to  invest  in  foreign  issuers  that  appear  to  offer  growth potential,  or in foreign  countries with economic policies or business cycles different  from  those of the U.S.,  or to reduce  fluctuations  in  portfolio value by taking  advantage  of  foreign  stock  markets  that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

      Risks of Foreign Investing.  Investments in foreign securities may offer special  opportunities for investing but also present special additional risks and  considerations  not typically  associated  with  investments  in domestic securities. Some of these additional risks are:

      o  reduction of income by foreign taxes;
      o  fluctuation  in  value  of  foreign  investments  due to  changes  in
         currency  rates  or  currency   control   regulations  (for  example,
         currency blockage);
      o  transaction charges for currency exchange;
      o  lack of public information about foreign issuers;
      o  lack  of  uniform   accounting,   auditing  and  financial  reporting
         standards in foreign  countries  comparable  to those  applicable  to domestic issuers;
      o  less volume on foreign exchanges than on U.S. exchanges;
      o  greater  volatility and less liquidity on foreign markets than in the
         U.S.;
      o  less governmental  regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
      o  greater difficulties in commencing lawsuits;
      o  higher brokerage commission rates than in the U.S.;
      o  increased risks of delays in settlement of portfolio  transactions or loss of certificates for portfolio securities;
      o  possibilities  in  some  countries  of  expropriation,   confiscatory
         taxation,  political,  financial  or social  instability  or  adverse diplomatic developments; and
      o  unfavorable   differences   between  the  U.S.  economy  and  foreign
         economies.

            In the past, U.S.  government  policies have  discouraged  certain investments abroad by U.S. investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      o Special Risks of Emerging  Markets.  Emerging and  developing  markets abroad may also offer  special  opportunities  for growth  investing  but have greater risks than more  developed  foreign  markets,  such as those in Europe and  Canada,  Australia,  New  Zealand  and  Japan.  There  may be  even  less liquidity in their stock  markets,  and  settlements of purchases and sales of securities  may be subject to additional  delays.  They are subject to greater risks of  limitations  on the  repatriation  of income and profits  because of currency  restrictions imposed by local governments.  Those countries may also be subject to the risk of greater  political and economic  instability,  which can greatly affect the volatility of prices of securities in those countries.

      Special Risks of  Concentrating  Investments  in Mining  Securities  and
Metal  Investments.  Investments in Mining  Securities  and Metal  Investments
involve  additional  risks and  considerations  not typically  associated with other types of investments:  (1) the risk of substantial price fluctuations of gold and precious  metals;  (2) the  concentration of gold supply is mainly in five  territories  (South Africa,  Australia,  the Commonwealth of Independent
States (the  former  Soviet  Union),  Canada and the United  States),  and the
prevailing  economic and political  conditions  of these  countries may have a direct  effect on the  production  and  marketing of gold and sales of central
bank  gold  holdings;  (3)  unpredictable   international  monetary  policies,
economic and political conditions;  (4) possible U.S. governmental  regulation of Metal Investments,  as well as foreign regulation of such investments;  and
(5)  possible   adverse  tax   consequences  for  the  Fund  in  making  Metal
Investments,  if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.

      Because the Fund  concentrates its investments in Mining  Securities and
Metal  Investments,  an  adverse  change  with  respect  to any of these  risk factors  could  have a  significant  negative  effect on the  Fund's net asset value per share. These risks are discussed in greater detail below.

      o Risk of Price  Fluctuations.  The  prices of  precious  and  strategic metals are affected by various factors such as economic conditions,  political events,  governmental  monetary and regulatory policies and market events. The prices  of  Mining  Securities  and  Metal  Investments  held by the  Fund may fluctuate sharply, which will affect the value of the Fund's shares.

      o  Concentration  of Source of Gold  Supply and  Control of Gold  Sales.
Currently,  the  five  largest  producers  of gold are the  Republic  of South
Africa,  Australia,  the  Commonwealth  of Independent  States (which includes
Russia  and  certain  other  countries  that  were part of the  former  Soviet
Union),  Canada and the United  States.  Economic and political  conditions in those  countries may have a direct effect on the  production  and marketing of gold and on  sales of  central  bank  gold  holdings.  In  South  Africa,  the activities  of  companies  engaged in gold mining are subject to the  policies adopted by the  Ministry of Mines.  The Reserve Bank of South  Africa,  as the
sole  authorized  sales agent for South African gold,  has an influence on the price  and  timing  of sales of  South  African  gold.  Political  and  social conditions in South Africa are still  somewhat  unsettled and may pose certain risks to the Fund (in addition to the risks  described below under the caption
"Foreign  Securities"),  because  the Fund may hold a portion of its assets in securities of South African issuers.

      o Unpredictable  International Monetary Policies, Economic and Political
Conditions.  There is the possibility that unusual  international  monetary or political  conditions  may make the Fund's  portfolio  assets less liquid,  or that the value of the Fund's assets might be more volatile,  than would be the case with other investments.  In particular,  the price of gold is affected by its direct and  indirect  use to settle net balance of payments  deficits  and surpluses between nations.  Because the prices of precious or strategic metals may be affected by unpredictable  international monetary policies and economic conditions,  there may be greater likelihood of a more dramatic fluctuation of the market prices of the Fund's investments than of other investments.

      o  Commodities  Regulations.  The  trading of Metal  Investments  in the
United  States  could  become  subject to the rules that govern the trading of agricultural  and certain  other  commodities  and commodity  futures.  In the opinion  of  the  Fund's  counsel,  at  present  the  Fund's  permitted  Metal
Investments  are either not subject to  regulation  by the  Commodity  Futures
Trading Commission ("CFTC") or an exemption from regulation is available.  The absence of CFTC regulation may adversely  affect the continued  development of an orderly  market in Metal  Investments  trading in the  United  States.  The development  of a regulated  futures market in Metal  Investments  trading may affect the development of a market in, and the price of, Metal  Investments in the United States.

      o Effect on the Fund's Tax  Status.  By making  Metal  Investments,  the
Fund risks  failing to qualify as a  regulated  investment  company  under the
Internal  Revenue Code. If the Fund should fail to qualify,  it would lose the beneficial tax treatment  accorded to qualifying  investment  companies  under
Subchapter  M of the Code.  Failure  to qualify  would  occur if in any fiscal year the Fund either (a)  derived 10% or more of its gross  income (as defined in the Internal Revenue Code,  which disregards  losses for this purpose) from sales or other  dispositions of Metal  Investments,  or (b) held more than 50%
of its net  assets  in the  form of Metal  Investments  or in  securities  not meeting  certain  tests  under the  Internal  Revenue  Code  (see  "Dividends,
Capital Gains and Taxes").  Accordingly,  the Fund will endeavor to manage its portfolio within the limitations  described above, and the Fund has adopted an investment  restriction  limiting  the amount of its total  assets that can be invested in Metal  Investments.  There can be no assurance  that the Fund will qualify in every  fiscal  year.  Furthermore,  to comply with the  limitations described  above,  the Fund may be required to make  investment  decisions the
Manager would otherwise not make,  foregoing the opportunity to realize gains, if necessary, to permit the Fund to qualify. See "Investment Restrictions."

      Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its  portfolio  securities  during its last fiscal  year.  For example,  if a fund sold all of its securities  during the year, its portfolio turnover rate would have been 100%.  The Fund's  portfolio  turnover rate will fluctuate  from year to year,  and the Fund  might have a  portfolio  turnover rate of more than 100% annually.

      Increased  portfolio  turnover  creates higher brokerage and transaction costs for the Fund, which could reduce its overall performance.  Additionally, the realization of capital gains from selling portfolio  securities may result in distributions  of taxable  long-term  capital gains to shareholders,  since the Fund will  normally  distribute  all of its capital  gains  realized  each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques and  Strategies.  In seeking its objective,  the
Fund may from time to time  employ  the  types of  investment  strategies  and investments  described  below.  It  is  not  required  to  use  all  of  these strategies at all times, and at times may not use them.

      Investing  in  Small,  Unseasoned  Companies.  The  Fund may  invest  in securities of small, unseasoned companies.  These are companies that have been in  operation  for less than three  years,  including  the  operations  of any predecessors.  Securities  of these  companies may be subject to volatility in their  prices.  They may have a limited  trading  market,  which may adversely affect  the  Fund's  ability  to  dispose of them and can reduce the price the
Fund might be able to obtain  for them.  Other  investors  that own a security issued by a small,  unseasoned  issuer for which  there is  limited  liquidity might  trade  the  security  when the Fund is  attempting  to  dispose  of its holdings of that  security.  In that case the Fund might receive a lower price for its holdings  than might  otherwise be obtained.  The Fund has no limit on the amount of its net assets that may be invested in those securities.

      Debt  Securities.  While the Fund does not  invest  for the  purpose  of
seeking  current  income,   at  times  certain  debt  securities  (other  than
convertible  debt  securities  described above under the description of equity investments)  may be  selected  for  investment  by  the  Fund  for  defensive purposes,  as described below. For example, when the stock market is volatile, or when the portfolio  manager  believes that growth  opportunities  in stocks are not  attractive,  certain debt  securities  might not only offer defensive opportunities  but also some  opportunities  for capital  appreciation.  These investments  could  include  corporate  bonds  and  notes of  foreign  or U.S.
companies,  as well as  U.S.  and  foreign  government  securities.  It is not expected that this will be a significant  portfolio strategy of the Fund under normal market circumstances.

      o Credit Risk. Debt  securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a debt  security  to make  interest or principal  payments on the security as they become due. If the issuer fails to pay  interest,  the Fund's  income may be reduced  and if the issuer  fails to repay  principal,  the  value of that  bond and of the  Fund's  shares  may be reduced.  The Manager may rely to some extent on credit  ratings by nationally recognized  rating  agencies  in  evaluating  the  credit  risk of  securities selected  for the  Fund's  portfolio.  It may  also use its own  research  and analysis.  Many factors  affect an issuer's  ability to make timely  payments, and the credit risks of a particular  security may change over time. While the
Fund can  invest in  higher-yielding  lower-grade  debt  securities  (that is, securities  below  investment  grade),  its debt investments will generally be investment  grade.  Those  are  securities  rated in the four  highest  rating categories of Standard & Poor's Rating Service or Moody's  Investors  Service,
Inc., or equivalent  ratings of other rating agencies or ratings assigned to a security by the Manager.

      o Interest Rate Risks. In addition to credit risks,  debt securities are subject to  changes  in value when  prevailing  interest  rates  change.  When interest  rates fall,  the values of  outstanding  debt  securities  generally rise,  and the bonds may sell for more than their face amount.  When  interest rates rise, the values of outstanding debt securities  generally decline,  and the bonds may sell at a discount  from their face  amount.  The  magnitude  of these price  changes is  generally  greater for bonds with longer  maturities.
Therefore,  when the average maturity of the Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

      Repurchase  Agreements.  The  Fund can  acquire  securities  subject  to
repurchase   agreements.   It  may  do  so  for  liquidity  purposes  to  meet
anticipated  redemptions  of Fund  shares,  or pending the  investment  of the proceeds  from sales of Fund shares,  or pending the  settlement  of portfolio securities  transactions,  or for temporary defensive  purposes,  as described below.

      In a  repurchase  transaction,  the  Fund  buys  a  security  from,  and
simultaneously   resells  it  to,  an  approved  vendor  for  delivery  on  an agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include
U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers that have been  designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the  resale  typically  occurs  within  one to  five  days of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven  days are subject to the Fund's limits on holding  illiquid  investments.  The Fund will not enter into a  repurchase  agreement  that  causes more than 10% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven days.  There is no limit on the amount of the  Fund's  net assets  that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase  agreements,  considered "loans" under the Investment Company
Act, are  collateralized  by the underlying  security.  The Fund's  repurchase agreements  require  that at all times while the  repurchase  agreement  is in effect,  the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.  However, if the vendor fails to pay the resale  price on the  delivery  date,  the Fund may incur  costs in disposing of the collateral  and may  experience  losses if there is any delay
in  its  ability  to  do  so.  The   Manager   will   monitor   the   vendor's
creditworthiness  to  confirm  that the vendor is  financially  sound and will continuously monitor the collateral's value.

      Pursuant to an  Exemptive  Order issued by the  Securities  and Exchange
Commission,  the Fund,  along with other  affiliated  entities  managed by the
Manager,  may  transfer  uninvested  cash  balances  into  one or  more  joint repurchase  agreement  accounts.  These  balances  are invested in one or more repurchase  agreements,  secured  by U.S.  government  securities.  Securities pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements mature.  Each agreement requires that the market value of the  collateral  be sufficient  to cover  payments of interest and  principal;
however,  in the  event  of  default  by the  other  party  to the  agreement, retention of the collateral may be subject to legal proceedings.

      Illiquid and  Restricted  Securities.  Under the policies and procedures established  by the Fund's  Board of  Trustees,  the  Manager  determines  the liquidity  of certain of the  Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not registered under the Securities Act of 1933,  the Fund may have to cause those  securities to be  registered.  The expenses of  registering  restricted  securities may be negotiated by the Fund with the issuer at the time the Fund buys the  securities.  When the Fund must arrange  registration  because  the  Fund  wishes  to  sell  the  security,  a considerable  period may elapse  between the time the decision is made to sell the security and the time the  security is  registered  so that the Fund could sell it.  The Fund  would  bear the risks of any  downward  price  fluctuation during that period.

      The  Fund  may  also  acquire  restricted   securities  through  private
placements.  Those  securities have  contractual  restrictions on their public resale.  Those  restrictions  might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The  Fund  has  limitations   that  apply  to  purchases  of  restricted
securities, as stated in the Prospectus.  Those percentage restrictions do not limit  purchases  of  restricted  securities  that  are  eligible  for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of
1933,  if those  securities  have been  determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take into  account  the trading  activity for such securities and the availability of reliable pricing information,  among other factors. If there is a lack of trading interest in a particular  Rule 144A  security,  the Fund's  holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase  agreements maturing in more than seven  days and  participation  interests  that do not have  puts  exercisable within seven days.

      Loans of Portfolio  Securities.  To raise cash for  liquidity  purposes, the Fund can lend its  portfolio  securities  to  brokers,  dealers  and other types of  financial  institutions  approved by the Fund's  Board of  Trustees.
These loans are limited to not more than 25% of the value of the Fund's  total assets.  The Fund  currently  does not intend to engage in loans of securities in the coming  year,  but if it does so, such loans will not likely  exceed 5%
of the Fund's total assets.

      There are some risks in connection  with  securities  lending.  The Fund might experience a delay in receiving additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  The
Fund must receive collateral for a loan. Under current  applicable  regulatory requirements  (which are subject to  change),  on each  business  day the loan collateral  must be at least equal to the value of the loaned  securities.  It must  consist  of  cash,  bank  letters  of  credit,  securities  of the  U.S.
government or its agencies or instrumentalities,  or other cash equivalents in which  the Fund is  permitted  to  invest.  To be  acceptable  as  collateral, letters of credit must obligate a bank to pay amounts  demanded by the Fund if the demand  meets the terms of the  letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it  lends  securities,  the  Fund  receives  amounts  equal  to the dividends or interest on loaned  securities.  It also  receives one or more of
(a) negotiated loan fees, (b) interest on securities  used as collateral,  and
(c)  interest  on any  short-term  debt  securities  purchased  with such loan collateral.  Either type of interest may be shared with the borrower. The Fund may  also  pay  reasonable  finders',  custodian  and  administrative  fees in connection  with  these  loans.  The  terms  of the  Fund's  loans  must  meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days'  notice or in time to vote on any important matter.

      Borrowing  for  Leverage.  The Fund has the ability to borrow and invest the borrowed  funds in portfolio  securities.  This  speculative  technique is known as  "leverage."  The Fund may  borrow  only from  banks.  Under  current regulatory  requirements,  borrowings  can be made only to the extent that the value of the Fund's assets,  less its liabilities  other than  borrowings,  is equal to at least 300% of all borrowings  (including the proposed  borrowing).
If the value of the  Fund's  assets  fails to meet this  300%  asset  coverage requirement,  the Fund will reduce its bank debt within three days to meet the requirement.  To do  so,  the  Fund  might  have  to  sell  a  portion  of its investments at a disadvantageous time.

      The Fund will pay interest on these  loans,  and that  interest  expense will raise the  overall  expenses  of the Fund and reduce its  returns.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for leverage.  Additionally, the Fund's net asset value per share might fluctuate  more than that of funds  that do not  borrow.  Currently,  the Fund does not  contemplate  using  this  technique,  but if it does so, it will not likely do so to a substantial degree.

      Derivatives.  The Fund can invest in a variety of derivative investments to seek income for liquidity  needs or for hedging  purposes.  Some derivative investments  the Fund can use are the hedging  instruments  described below in this Statement of Additional Information.  However, the Fund does not use, and does not currently contemplate using,  derivatives or hedging instruments to a significant degree.

      Some  of the  derivative  investments  the  Fund  can use  include  debt exchangeable for common stock of an issuer or "equity-linked  debt securities"
of an issuer. At maturity,  the debt security is exchanged for common stock of the issuer or it is payable  in an amount  based on the price of the  issuer's common stock at the time of maturity.  Both  alternatives  present a risk that the amount  payable at maturity will be less than the principal  amount of the debt because the price of the issuer's  common stock may not be as high as the
Manager expected.

      Hedging.  Although the Fund does not  anticipate  the  extensive  use of hedging  instruments,  the Fund can use  hedging  instruments.  To  attempt to protect  against  declines  in the market  value of the Fund's  portfolio,  to permit  the  Fund  to  retain  unrealized  gains  in the  value  of  portfolio securities which have  appreciated,  or to facilitate  selling  securities for investment reasons, the Fund could:
      o  sell futures contracts,
      o  buy puts on such futures or on securities, or
      o  write covered calls on securities or futures.  Covered calls may also be used to  increase  the Fund's  income,  but the  Manager  does not expect to engage extensively in that practice.

      The Fund can use  hedging  to  establish  a position  in the  securities market as a temporary  substitute for  purchasing  particular  securities.  In that case the Fund would  normally  seek to purchase the  securities  and then terminate  that hedging  position.  The Fund might also use this type of hedge to attempt to protect  against the possibility  that its portfolio  securities would not be fully  included  in a rise in value of the  market.  To do so the
Fund could:
      o  buy futures, or
      o  buy calls on such futures or on securities.

      The Fund's  strategy of hedging with futures and options on futures will be incidental  to the Fund's  activities in the  underlying  cash market.  The particular hedging  instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed,  if those investment  methods are consistent with the Fund's investment  objective and are permissible under applicable regulations governing the Fund.

      o Futures.  The Fund may buy and sell futures  contracts  that relate to
(1)  broadly-based  stock  indices  (these  are  referred  to as "stock  index futures"),  and  (2)  an  individual  stock  ("single  stock  futures").  This limitation is a fundamental policy.

      A  broadly-based  stock  index is used as the  basis for  trading  stock index  futures.  They may in some  cases be based on  stocks of  issuers  in a particular  industry or group of  industries.  A stock index assigns  relative values to the common stocks included in the index and its value  fluctuates in response  to the  changes in value of the  underlying  stocks.  A stock  index cannot be purchased or sold directly.

      A  single  stock  future  obligates  the  seller  to  deliver  (and  the purchaser to take) cash or a specified  equity  security to settle the futures transaction.  Either  party  could also enter into an  offsetting  contract to close out the position.  Single stock  futures trade on a very limited  number of exchanges, with contracts typically not fungible among the exchanges.

      No money is paid or  received  by the Fund on the  purchase or sale of a future.  Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment  with the futures  commission  merchant
(the "futures  broker").  Initial  margin  payments will be deposited with the
Fund's  custodian bank in an account  registered in the futures broker's name.
However,  the  futures  broker  can gain  access to that  account  only  under specified  conditions.  As the future is marked to market  (that is, its value on the  Fund's  books is  changed)  to reflect  changes  in its market  value, subsequent  margin payments,  called variation  margin,  will be paid to or by the futures broker daily.

      At any time prior to  expiration  of the  future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final determination  of  variation  margin is made and any  additional  cash must be paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then realized  by the Fund  for tax  purposes.  All  futures  transactions  (except forward  contracts) are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

      o Put and Call  Options.  The Fund can buy and sell certain kinds of put options  ("puts")  and  call  options  ("calls").  The  Fund  can buy and sell exchange-traded  and  over-the-counter  put and call options,  including index options,  securities  options,  currency options,  and options on the types of futures  described  above.  The Fund may buy a call or put only if,  after the purchase,  the  value of all call and put  options  held by the Fund  will not exceed 10% of the Fund's total assets.

      o Writing  Covered  Call  Options.  The Fund can write  (that is,  sell)
covered  calls.  If the Fund sells a call  option,  it must be  covered.  That means the Fund must own the  security  subject  to the call  while the call is outstanding,  or,  for  certain  types of calls,  the call may be  covered  by identifying  liquid  assets on the Fund's  books to enable the Fund to satisfy its  obligations  if the  call is  exercised.  Up to 25% of the  Fund's  total assets  may be subject to calls the Fund  writes.  However,  the Fund will not write or purchase  any call that will cause the value of the Fund's calls on a particular security to exceed 3% of the Fund's total assets.

      When  the  Fund  writes  a call  on a  security,  it  receives  cash  (a premium).  The Fund agrees to sell the underlying security to a purchaser of a corresponding  call on the same  security  during  the call  period at a fixed exercise price regardless of market price changes during the call period.  The call  period is usually  not more than nine  months.  The  exercise  price may differ  from the market  price of the  underlying  security.  The Fund has the risk of loss that the price of the underlying  security may decline during the call  period.  That risk may be offset to some  extent by the premium the Fund receives.  If the value of the investment  does not rise above the call price, it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index,  it receives  cash (a premium).
If the  buyer of the call  exercises  it,  the Fund will pay an amount of cash equal  to the  difference  between  the  closing  price  of the  call  and the exercise price,  multiplied by a specified  multiple that determines the total value  of  the  call  for  each  point  of  difference.  If the  value  of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse  without  being  exercised.  In that case,  the Fund would keep the premium.

      The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the Fund's escrow agent,  through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has  written  calls  traded on  exchanges  or as to other  acceptable escrow  securities.  In  that  way,  no  margin  will  be  required  for  such transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an  over-the-counter  ("OTC") option, it will enter into an arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option,  plus the amount by which the option is exercisable below the market price of the underlying  security (that is, the option is "in the  money").  When the Fund  writes an OTC  option,  it will treat as illiquid (for purposes of its  restriction  on holding  illiquid securities) the  mark-to-market  value of any OTC option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

      To  terminate  its  obligation  on a call it has  written,  the Fund may purchase a corresponding  call in a "closing  purchase  transaction." The Fund will then  realize a profit or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium  received on the call the Fund  wrote is more or less than the price of the call the Fund  purchases to  close  out the  transaction.  The Fund may  realize  a profit  if the call expires unexercised,  because the Fund will retain the underlying security and the  premium  it  received  when it  wrote  the  call.  Any such  profits  are considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When  distributed  by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a  market,  it will  have to hold the  callable  securities until the call expires or is exercised.

      The Fund may also write calls on a futures  contract  without owning the futures contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  identifying on its  books an  equivalent  dollar  amount  of  liquid  assets.  The Fund  will identify  additional  liquid  assets  if the  value of the  identified  liquid assets  drops below 100% of the current  value of the future.  Because of this identification  requirement,  in no circumstances  would the Fund's receipt of an  exercise  notice as to that  future  require the Fund to deliver a futures contract.  It would simply put the Fund in a short futures position,  which is permitted by the Fund's hedging policies.

      o Writing Put Options.  The Fund can sell put  options.  A put option on securities  gives  the  purchaser  the  right  to  sell,  and the  writer  the obligation to buy, the underlying  investment at the exercise price during the option period. The Fund will not write puts if, as a result,  more than 25% of the Fund's total assets would be required to be  identified  as liquid  assets to cover such put options.

      If the Fund  writes a put,  the put must be  covered  by  liquid  assets identified on the Fund's  books.  The premium the Fund receives from writing a put  represents a profit,  as long as the price of the  underlying  investment remains  equal to or above the exercise  price of the put.  However,  the Fund also assumes the  obligation  during the option  period to buy the  underlying investment from the buyer of the put at the exercise price,  even if the value of the  investment  falls  below  the  exercise  price.  If a put the Fund has written  expires  unexercised,  the Fund  realizes a gain in the amount of the premium less the  transaction  costs  incurred.  If the put is exercised,  the
Fund must fulfill its obligation to purchase the underlying  investment at the exercise  price.  That price  will  usually  exceed  the  market  value of the investment at that time.  In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That  loss  will be equal to the sum of the sale price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will identify  liquid assets on its books  with a value  equal  to or  greater  than  the  exercise  price  of the
underlying   securities.   The  Fund  therefore  forgoes  the  opportunity  of
investing the identified liquid assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That notice will  require the Fund to take  delivery of the  underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates upon expiration of the put. It may also  terminate  if,  before it  receives  an  exercise  notice,  the Fund effects a closing purchase  transaction by purchasing a put of the same series as it sold.  Once the Fund has been  assigned  an exercise  notice,  it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase  transaction to realize a profit  on an  outstanding  put  option it has  written  or to  prevent  the underlying  security from being put. Effecting a closing purchase  transaction will also permit the Fund to write another put option on the  security,  or to sell the security and use the  proceeds  from the sale for other  investments.
The Fund will  realize a profit  or loss from a closing  purchase  transaction depending  on  whether  the cost of the  transaction  is less or more than the premium  received  from writing the put option.  Any profits from writing puts are  considered  short-term  capital gains for federal tax purposes,  and when distributed by the Fund, are taxable as ordinary income.

      o  Purchasing  Calls and Puts.  The Fund can  purchase  calls to protect against the possibility  that the Fund's  portfolio will not participate in an anticipated  rise in the securities  market.  When the Fund buys a call (other than in a closing purchase transaction),  it pays a premium. The Fund then has the right to buy the underlying  investment  from a seller of a  corresponding call on the same investment  during the call period at a fixed exercise price.
The Fund  benefits  only if it sells  the call at a profit or if,  during  the call period,  the market price of the  underlying  investment is above the sum of the call  price plus the  transaction  costs and the  premium  paid for the call and the Fund  exercises  the call. If the Fund does not exercise the call or sell it (whether or not at a profit),  the call will  become  worthless  at its  expiration  date.  In that case the Fund will have paid the  premium  but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund  purchases  a put,  it pays a  premium  and, except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding  investment during the put period at a fixed  exercise  price.  Buying a put on  securities  or futures the Fund owns enables the Fund to attempt to protect  itself during the put period against a decline in the value of the underlying  investment below the exercise price by selling  the  underlying  investment  at the  exercise  price to a seller of a corresponding  put. If the market price of the underlying  investment is equal to or above the exercise  price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to sell the  underlying investment.  However, the Fund may sell the put prior to its expiration.  That sale may or may not be at a profit.

      When the Fund  purchases a call or put on an index or future,  it pays a premium,  but  settlement is in cash rather than by delivery of the underlying investment  to the  Fund.  Gain or loss  depends  on  changes  in the index in question  (and thus on price  movements in the  securities  market  generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if,  after the  purchase,  the value of all  call and put  options  held by the Fund  will  not  exceed  10% of the
Fund's  total  assets.  In  addition,  the Fund will not write or purchase any call that will cause the value of the Fund's  calls on a  particular  security to exceed 3% of the Fund's total assets.

      o Buying and  Selling  Options on Foreign  Currencies.  The Fund can buy
and sell calls and puts on foreign  currencies.  They  include  puts and calls that trade on a securities or commodities  exchange or in the over-the-counter markets or are quoted by major  recognized  dealers in such options.  The Fund could  use these  calls and puts to try to  protect  against  declines  in the dollar  value of  foreign  securities  and  increases  in the  dollar  cost of foreign securities the Fund wants to acquire.

      If the  Manager  anticipates  a rise in the  dollar  value of a  foreign currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities  may be  partially  offset  by  purchasing  calls or writing puts on that foreign  currency.  If the Manager  anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated in that currency might be partially  offset by writing calls or purchasing  puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's position.
The Fund will then have  incurred  option  premium  payments  and  transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign  currency is  "covered"  if the Fund owns the underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash consideration  (or it can do so for additional cash  consideration  identified on its books) upon  conversion or exchange of other  foreign  currency held in its portfolio.

      The Fund  could  write a call on a foreign  currency  to provide a hedge against a decline in the U.S.  dollar value of a security  which the Fund owns or has  the  right  to  acquire  and  which  is  denominated  in the  currency underlying  the  option.  That  decline  might  be one that  occurs  due to an
expected   adverse  change  in  the  exchange   rate.   This  is  known  as  a
"cross-hedging"  strategy. In those circumstances,  the Fund covers the option by identifying on its books cash, U.S.  government  securities or other liquid securities in an amount equal to the exercise price of the option.

      o Risks  of  Hedging  with  Options  and  Futures.  The  use of  hedging instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal portfolio  management.  If the  Manager  uses a hedging  instrument  at the wrong  time or judges  market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The
Fund could also  experience  losses if the prices of its  futures  and options positions were not correlated with its other investments.

      The Fund's option  activities  might affect its portfolio  turnover rate and  brokerage  commissions.  The exercise of calls  written by the Fund might cause the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying  investments,  increasing portfolio turnover.  Although the decision  whether to  exercise  a put it holds is within  the Fund's  control, holding  a put  might  cause  the Fund to sell  the  related  investments  for reasons that would not exist in the absence of the put.

      The Fund could pay a  brokerage  commission  each time it buys a call or put,  sells a call  or put,  or buys or  sells  an  underlying  investment  in connection  with the  exercise of a call or put.  Those  commissions  could be higher on a relative basis than the commissions for direct  purchases or sales of the  underlying  investments.  Premiums  paid  for  options  are  small  in relation to the market value of the underlying investments.  Consequently, put and call  options  offer large  amounts of leverage.  The leverage  offered by trading in options  could  result in the  Fund's  net asset  value  being more sensitive to changes in the value of the underlying investment.

      If a covered  call  written by the Fund is  exercised  on an  investment that has increased in value,  the Fund will be required to sell the investment at the  call  price.  It  will  not be  able  to  realize  any  profit  if the investment has increased in value above the call price.

      An option  position  may be closed  out only on a market  that  provides secondary  trading for options of the same  series,  and there is no assurance that a liquid secondary market will exist for any particular  option. The Fund might  experience  losses if it could not close out a  position  because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or  futures  to  attempt  to  protect  against declines  in the value of the Fund's  portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the  behavior of the cash prices of the Fund's  securities.  For example, it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market might advance and the value of the  securities  held in the
Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also experience a decline in the value of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree,  over time the value of a diversified  portfolio of securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

      The risk of imperfect  correlation  increases as the  composition of the
Fund's  portfolio  diverges  from the  securities  included in the  applicable index.  To compensate for the imperfect  correlation of movements in the price of the  portfolio  securities  being hedged and  movements in the price of the hedging  instruments,  the Fund  might use  hedging  instruments  in a greater dollar amount than the dollar amount of portfolio  securities being hedged. It might  do so if the  historical  volatility  of the  prices  of the  portfolio securities  being  hedged  is  more  than  the  historical  volatility  of the applicable index.

      The ordinary  spreads between prices in the cash and futures markets are subject to  distortions,  due to  differences  in the nature of those markets.
First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional margin deposit
requirements,   investors  may  close  futures  contracts  through  offsetting transactions which could distort the normal relationship  between the cash and futures  markets.  Second,  the  liquidity  of the futures  market  depends on participants  entering  into  offsetting  transactions  rather  than making or taking delivery.  To the extent  participants decide to make or take delivery, liquidity in the futures market could be reduced,  thus producing  distortion.
Third, from the point of view of speculators,  the deposit requirements in the futures  market are less onerous than margin  requirements  in the  securities markets.  Therefore,  increased  participation  by  speculators in the futures market may cause temporary price distortions.

      The Fund can use  hedging  instruments  to  establish  a position in the securities  markets as a temporary  substitute  for the purchase of individual securities  (long  hedging) by buying  futures  and/or calls on such  futures, broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities  because of concerns that the market might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments  that is not offset by a reduction in the price of the securities purchased.

      o Forward  Contracts.  Forward  contracts are foreign currency  exchange contracts.  They are used to buy or sell foreign  currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S.  dollar price of a security  denominated in a foreign  currency that the Fund has bought or sold, or to protect  against  possible losses from changes in the relative values of the U.S.  dollar  and a foreign  currency.  The Fund  limits its  exposure  in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets  denominated  in that  currency  or a  closely-correlated currency.  The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies  other than the currency in which a security it holds is denominated.

      Under a forward  contract,  one party  agrees to  purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any  fixed  number of days from the date of the  contract  agreed  upon by the parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank  market conducted  directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward  contracts to protect  against  uncertainty  in the level of future  exchange  rates.  The use of forward  contracts  does not eliminate the risk of fluctuations in the prices of the underlying  securities the Fund owns or intends to  acquire,  but it does fix a rate of  exchange  in advance.  Although  forward  contracts  may  reduce  the  risk of loss  from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund  enters  into a  contract  for the  purchase  or sale of a security denominated in a foreign currency,  or when it anticipates  receiving dividend  payments in a foreign  currency,  the Fund might desire to "lock-in"
the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the dividend payments.  To do so, the Fund might enter into a forward contract for the  purchase  or sale of the  amount  of  foreign  currency  involved  in the underlying  transaction,  in a fixed  amount of U.S.  dollars  per unit of the foreign currency.  This is called a "transaction hedge." The transaction hedge will  protect the Fund  against a loss from an adverse  change in the currency exchange  rates  during the period  between the date on which the  security is purchased or sold or on which the payment is  declared,  and the date on which the payments are made or received.

      The Fund could also use  forward  contracts  to lock in the U.S.  dollar value of  portfolio  positions.  This is called a "position  hedge."  When the
Fund  believes  that  foreign  currency  might  suffer a  substantial  decline against the U.S.  dollar,  it could  enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the
Fund's portfolio  securities  denominated in that foreign  currency.  When the
Fund believes that the U.S. dollar might suffer a substantial  decline against a  foreign  currency,  it could  enter  into a  forward  contract  to buy that foreign  currency for a fixed  dollar  amount.  Alternatively,  the Fund could enter into a forward  contract  to sell a  different  foreign  currency  for a fixed U.S.  dollar amount if the Fund  believes that the U.S.  dollar value of the foreign  currency to be sold  pursuant to its forward  contract  will fall whenever there is a decline in the U.S.  dollar value of the currency in which portfolio  securities  of the Fund are  denominated.  That is referred to as a
"cross hedge."

      The Fund will cover its short  positions  in these cases by  identifying on its books liquid  assets  having a value equal to the  aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts  or  maintain  a net  exposure  to  such  contracts  if the consummation  of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio  securities or other assets  denominated  in that  currency or another  currency  that is the subject of the hedge.

      However,  to avoid excess  transactions and transaction  costs, the Fund may  maintain a net  exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in  foreign currencies if the excess amount is "covered" by liquid securities  denominated in any  currency.  The cover  identified  on the Fund's books must be at least equal at all times to the amount of that excess. As one alternative,  the Fund may  purchase a call  option  permitting  the Fund to  purchase  the amount of foreign  currency being hedged by a forward sale contract at a price no higher than  the  forward  contract  price.  As  another  alternative,  the  Fund may purchase  a put  option  permitting  the Fund to sell the  amount  of  foreign currency subject to a forward  purchase  contract at a price as high or higher than the forward contact price.

      The precise  matching of the amounts  under  forward  contracts  and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign currencies will change as a consequence  of market  movements  between  the date the  forward  contract is entered into and the date it is sold.  In some cases the Manager  might decide to sell the  security  and deliver  foreign  currency  to settle the  original purchase  obligation.  If the market  value of the  security  is less than the amount of foreign  currency the Fund is  obligated to deliver,  the Fund might have to purchase  additional  foreign  currency on the "spot"  (that is, cash)
market to settle  the  security  trade.  If the market  value of the  security instead  exceeds  the  amount of foreign  currency  the Fund is  obligated  to deliver to settle the  trade,  the Fund might have to sell on the spot  market some of the foreign  currency  received upon the sale of the  security.  There will be additional transaction costs on the spot market in those cases.

      The  projection of  short-term  currency  market  movements is extremely difficult,  and the successful  execution of a short-term  hedging strategy is
highly  uncertain.   Forward  contracts  involve  the  risk  that  anticipated
currency  movements  will not be  accurately  predicted,  causing  the Fund to sustain losses on these  contracts and to pay additional  transactions  costs.
The  use  of  forward  contracts  in  this  manner  might  reduce  the  Fund's performance  if there  are  unanticipated  changes  in  currency  prices  to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a portfolio  security  and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the  security  and offset its  contractual  obligation  to deliver  the currency by  purchasing a second  contract.  Under that contract the Fund will obtain,  on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract requiring  it to  purchase a  specified  currency  by  entering  into a second contract  entitling  it to sell the same  amount of the same  currency  on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an  offsetting  forward  contract  under either circumstance.  The  gain or loss  will  depend  on the  extent  to  which  the exchange  rate or rates  between the  currencies  involved  moved  between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of  engaging  in  forward  contracts  varies  with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually  entered into on a principal  basis,  no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the  counterparty  under each forward contract.

      Although the Fund values its assets daily in terms of U.S.  dollars,  it does not intend to  convert  its  holdings  of  foreign  currencies  into U.S.
dollars on a daily basis.  The Fund may convert foreign  currency from time to time,  and will  incur  costs in doing so.  Foreign  exchange  dealers  do not charge a fee for  conversion,  but they do seek to  realize a profit  based on the  difference  between  the  prices  at  which  they  buy and  sell  various currencies.  Thus, a dealer might offer to sell a foreign currency to the Fund at one rate,  while  offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      o  Regulatory  Aspects of Hedging  Instruments.  When using  futures and options on futures,  the Fund is required to operate within certain guidelines and  restrictions  with  respect to the use of futures as  established  by the
Commodities Futures Trading Commission (the "CFTC").  In particular,  the Fund is exempted from  registration with the CFTC as a "commodity pool operator" if the Fund complies with the  requirements  of Rule 4.5 adopted by the CFTC. The
Rule does not limit the  percentage  of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging  position.
However,  under the Rule,  the Fund must limit its aggregate  initial  futures margin  and  related  options  premiums  to not more than 5% of the Fund's net assets  for  hedging  strategies  that are not  considered  bona fide  hedging strategies  under  the  Rule.  Under  the  Rule,  the Fund must also use short futures and options on futures  solely for bona fide hedging  purposes  within the meaning and intent of the applicable  provisions of the Commodity Exchange
Act.

      Transactions   in  options  by  the  Fund  are  subject  to  limitations
established by the option  exchanges.  The exchanges  limit the maximum number of  options  that  may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were  written or  purchased on the same or different  exchanges or are held in one or more  accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be  affected by options  written or held by other  entities, including other  investment  companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's  adviser).  The  exchanges  also impose  position  limits on Futures  transactions.  An exchange  may order the liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

      Under the Investment  Company Act, when the Fund purchases a future,  it must maintain cash or readily  marketable  short-term  debt  instruments in an amount  equal to the market  value of the  securities  underlying  the future, less the margin deposit applicable to it.

      o Tax Aspects of Certain Hedging  Instruments.  Certain foreign currency exchange  contracts in which the Fund may invest are treated as "Section  1256 contracts"  under the  Internal  Revenue  Code.  In  general,  gains or losses relating to Section 1256 contracts are  characterized as 60% long-term and 40%
short-term capital gains or losses under the Code.  However,  foreign currency gains  or  losses  arising  from  Section  1256  contracts  that  are  forward contracts  generally  are treated as  ordinary  income or loss.  In  addition,
Section  1256  contracts  held by the Fund at the end of each taxable year are
"marked-to-market,"  and unrealized gains or losses are treated as though they were realized.  These contracts also may be  marked-to-market  for purposes of determining the excise tax applicable to investment company  distributions and for other purposes  under rules  prescribed  pursuant to the Internal  Revenue
Code.  An election can be made by the Fund to exempt those  transactions  from this marked-to-market treatment.

      Certain  forward  contracts  entered  into by the  Fund  may  result  in
"straddles"  for federal  income tax purposes.  The straddle  rules may affect the  character  and  timing of gains  (or  losses)  recognized  by the Fund on straddle  positions.  Generally,  a loss  sustained  on the  disposition  of a position  making up a  straddle  is allowed  only to the extent  that the loss exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses are treated as ordinary income or loss:
      (1) gains or losses  attributable to fluctuations in exchange rates that
          occur   between  the  time  the  Fund  accrues   interest  or  other
          receivables or accrues expenses or other liabilities  denominated in a foreign  currency  and the time the Fund  actually  collects  such receivables or pays such liabilities, and
      (2) gains or  losses  attributable  to  fluctuations  in the  value of a foreign  currency between the date of acquisition of a debt security denominated  in a  foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

      Currency  gains and losses are offset against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss under the
Internal  Revenue  Code for that trade,  which may  increase  or decrease  the amount of the Fund's  investment  income  available  for  distribution  to its shareholders.

      Temporary Defensive and Interim Investments.  When market conditions are unstable,  or the  Manager  believes  it is  otherwise  appropriate  to reduce holdings in stocks,  the Fund can invest in a variety of debt  securities  for defensive purposes.  The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the  redemption of Fund shares,  or to hold while  waiting  reinvest  cash  received  from  the  sale of  other  portfolio securities. The Fund can buy:

      o  high-quality    (rated   in   the   top    rating    categories    of
         nationally-recognized  rating  organizations or deemed by the Manager to be of comparable  quality),  short-term money market  instruments, including  those  issued by the U. S.  Treasury  or other  government agencies,
      o  commercial  paper   (short-term,   unsecured,   promissory  notes  of
         domestic or foreign  companies) rated in the top rating category of a nationally recognized rating organization,
      o  debt obligations of corporate issuers,  rated investment grade (rated at least Baa by Moody's  Investors  Service,  Inc. or at least BBB by
         Standard & Poor's Rating Service,  or a comparable  rating by another rating organization),  or unrated securities judged by the Manager to be of a quality comparable to rated securities in those categories,
      o  preferred stocks,
      o  certificates  of deposit and  bankers'  acceptances  of domestic  and foreign banks and savings and loan associations, and
      o  repurchase agreements.

      Short-term debt  securities  would normally be selected for defensive or cash  management  purposes  because  they can normally be disposed of quickly, are not generally  subject to significant  fluctuations in principal value and their value will be less subject to interest rate risk than  longer-term  debt securities.

Investment Restrictions

      What  Are  "Fundamental   Policies?"   Fundamental  policies  are  those
policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      o  67% or more of the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if  the  holders  of  more  than  50%  of  the outstanding shares are present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the  Prospectus or this Statement of Additional  Information  are
"fundamental"  only if they  are  identified  as  such.  The  Fund's  Board of
Trustees can change  non-fundamental  policies without  shareholder  approval.
However,  significant  changes to  investment  policies  will be  described in supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      Does  the Fund  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

      o The Fund  cannot  invest in Metal  Investments  if, as a result,  more than 10% of the Fund's total assets would be invested in Metal Investments.

      o With the exception of its  investments in Mining  Securities and Metal
Investments,  the Fund cannot  concentrate  investments.  That means it cannot invest  25% or more of its total  assets in any  industry  other  than  Mining
Securities, or Mining Securities and Metal Investments.

      o The Fund cannot buy securities  issued or guaranteed by any one issuer if more than 10% of its total assets would be invested in  securities  of that issuer.  The limit does not apply to securities issued by the U.S.  government or any of its agencies or instrumentalities.

      o With  respect  to 75%  of  its  total  assets,  the  Fund  cannot  buy securities  issued  or  guaranteed  by any one  issuer  if more than 5% of its total assets would be invested in  securities  of that issuer.  The limit does not apply to securities  issued by the U.S.  government or any of its agencies or instrumentalities.

      o  The  Fund  cannot  buy  more  than  10%  of  the  outstanding  voting securities of any one issuer.

      o The Fund may not borrow money,  except to the extent  permitted  under the 1940 Act, the rules or regulations  thereunder or any exemption  therefrom that is applicable to the Fund, as such statute,  rules or regulations  may be amended or interpreted from time to time.

      o The Fund cannot make loans,  except to the extent  permitted under the
1940 Act, the rules or regulations  thereunder or any exemption thereform that is  applicable  to the Fund,  as such  statute,  rules or  regulations  may be amended or interpreted from time to time.

      o The  Fund  cannot  invest  in real  estate,  physical  commodities  or commodity  contracts (other than the hedging  instruments or Metal Investments permitted  by any of its  other  investment  policies)  except  to the  extent permitted  under the 1940  Act,  the rules or  regulations  thereunder  or any exemption therefrom,  as such statute,  rules or regulations may be amended or interpreted  from  time to  time.  It does  not  matter  whether  the  hedging instrument  or Metal  Investment  is considered to be a commodity or commodity contract.

      o The Fund cannot issue "senior  securities," but this does not prohibit certain  investment  activities for which assets of the Fund are designated as segregated, or margin,  collateral or escrow arrangements are established,  to
cover  the  related   obligations.   Examples  of  those  activities   include
borrowing  money,   reverse  repurchase   agreements,   delayed-delivery   and
when-issued arrangements for portfolio securities transactions,  and contracts to buy or sell derivatives, hedging instruments, options or futures.

      o The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an  underwriter  under the  Securities
Act of 1933 when reselling any securities held in its own portfolio.

            Unless the Prospectus or this Statement of Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only at the  time  the  Fund  makes  an  investment.  The  Fund  need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Fund.

      For purposes of the Fund's  policy not to  concentrate  its  investments
(other   than  in  Mining   Securities,   or  Mining   Securities   and  Metal
Investments),  the Fund has adopted the industry  classifications set forth in
Appendix  A to  this  Statement  of  Additional  Information.  These  industry
classifications,   with  the   exception  of  Mining   Securities   and  Metal
Investments, are not a fundamental policy.

      As a  non-fundamental  investment  policy,  the Fund  cannot  invest  in securities  of other  investment  companies,  except to the  extent  permitted under  the 1940 Act,  the rules or  regulations  thereunder  or any  exemption
therefrom,   as  such  statute,   rules  or  regulations  may  be  amended  or
interpreted from time to time.

      Non-Diversification  of  the  Fund's  Investments.   The  Fund  is
"non-diversified,"  as  defined in the  Investment  Company  Act.  Funds that are diversified  have  restrictions  against  investing too much of their  assets in the  securities  of any one  "issuer."  That means that the Fund can  invest  more of its assets in the  securities  of a single issuer than a fund that is diversified.

      Being  non-diversified  poses additional investment risks, because if the Fund  invests more of its assets in fewer  issuers,  the value of its shares is subject to greater  fluctuations  from adverse  conditions affecting  any one of those  issuers.  However,  the Fund does limit its investments  in the  securities  of any one  issuer to  qualify  for tax purposes as a "regulated  investment company" under the Internal Revenue
Code.  By  qualifying,  it does not have to pay federal  income taxes if more  than 90% of its  earnings  are  distributed  to  shareholders.  To qualify,  the Fund  must meet a number of  conditions.  First,  not more than 25% of the market  value of the Fund's total assets may be invested in the  securities of a single  issuer.  Second,  with respect to 50% of the market value of its total assets,  (1) no more than 5% of the market value of its total assets may be invested in the  securities of a single issuer,  and (2) the Fund must not own more than 10% of the  outstanding voting securities of a single issuer.

How the Fund is Managed

Organization  and  History.  The Fund is an open-end,  diversified  management
investment   company  with  an  unlimited  number  of  authorized   shares  of
beneficial interest.  The Fund was organized as a Maryland corporation in 1983 but was reorganized as a Massachusetts business trust in 1985.
      The Fund is governed by a Board of Trustees,  which is  responsible  for
protecting  the  interests  of  shareholders  under   Massachusetts  law.  The
Trustees  meet  periodically   throughout  the  year  to  oversee  the  Fund's
activities,  review its  performance,  and review the actions of the  Manager.
Although the Fund will not normally hold annual meetings of its  shareholders, it may hold shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting  to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      o Classes of Shares.  The Trustees are authorized,  without  shareholder approval,  to create new  series and  classes  of  shares.  The  Trustees  may reclassify  unissued shares of the Fund into  additional  series or classes of shares.  The Trustees  also may divide or combine the shares of a class into a greater  or  lesser  number  of  shares  without  changing  the  proportionate beneficial  interest  of a  shareholder  in  the  Fund.  Shares  do  not  have cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund  currently has four classes of shares:  Class A, Class B, Class
C and Class N. All  classes  invest  in the same  investment  portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:

      o  has its own dividends and distributions,
      o  pays  certain  expenses  which  may be  different  for the  different classes,
      o  may have a different net asset value,
      o  may have separate  voting rights on matters in which interests of one class are different from interests of another class, and
      o  votes as a class on matters that affect that class alone.

      Shares  are  freely  transferable,  and each share of each class has one vote at shareholder meetings,  with fractional shares voting proportionally on matters  submitted  to the  vote  of  shareholders.  Each  share  of the  Fund represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

      o Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold,  regular  annual  meetings of  shareholders.  The Fund will hold  meetings  when required to do so by the
Investment  Company  Act or other  applicable  law.  It will also do so when a shareholder  meeting is called by the  Trustees or upon proper  request of the shareholders.

      Shareholders  have the right, upon the declaration in writing or vote of two-thirds of the  outstanding  shares of the Fund,  to remove a Trustee.  The
Trustees  will call a meeting  of  shareholders  to vote on the  removal  of a
Trustee  upon  the  written  request  of  the  record  holders  of  10% of its outstanding  shares.  If the  Trustees  receive  a  request  from at  least 10 shareholders  stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the
Fund's   shareholder   list   available  to  the   applicants  or  mail  their
communication  to all  other  shareholders  at the  applicants'  expense.  The shareholders  making the request must have been  shareholders for at least six months  and  must  hold  shares  of the  Fund  valued  at  $25,000  or more or constituting at least 1% of the Fund's  outstanding  shares.  The Trustees may also take other action as permitted by the Investment Company Act.

      o Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust
contains an express  disclaimer of  shareholder  or Trustee  liability for the
Fund's obligations.  It also provides for indemnification and reimbursement of expenses  out of the  Fund's  property  for any  shareholder  held  personally liable for its  obligations.  The  Declaration  of Trust also states that upon request,  the Fund  shall  assume  the  defense  of any claim  made  against a shareholder  for any act or  obligation  of the Fund  and  shall  satisfy  any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held  personally  liable as a  "partner"  under certain  circumstances.  However,  the risk that a Fund shareholder will incur financial  loss from being held liable as a  "partner"  of the Fund is limited to the relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

      The  Fund's  contractual   arrangements  state  that  any  person  doing
business  with the Fund (and each  shareholder  of the Fund)  agrees under its
Declaration   of  Trust  to  look  solely  to  the  assets  of  the  Fund  for satisfaction  of any claim or demand that may arise out of any  dealings  with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study Committee and a
Proxy Committee.  The members of the Audit Committee are Kenneth Randall
(Chairman), Benjamin Lipstein and Edward Regan.  The Audit Committee held five meetings during the Fund's fiscal year ended June 30, 2002. The Audit
Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the
Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Benjamin Lipstein (Chairman),
Robert Galli and Elizabeth Moynihan.  The Study Committee held eight meetings during the Fund's fiscal year ended June 30, 2002. The Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment
Company Act and other applicable law, among other duties as set forth in the
Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and Clayton Yeutter.  The Proxy Committee held one meeting during the Fund's fisal year ended June 30, 2002. The Proxy Committee provides the
Board with recommendations for proxy voting and monitors proxy voting by the
Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an independent trustee of the Fund ("Independent Trustee"). Mr.
Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II Funds (defined below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the following
Oppenheimer funds1 (referred to as "Board I Funds"):

Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                        Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund   Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Concentrated Growth Fund    Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund     Oppenheimer Multi-Sector Income Trust
Oppenheimer Discovery Fund              Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Municipal Bond Fund
Oppenheimer Emerging Technologies Fund  Oppenheimer New York Municipal Fund
Oppenheimer Enterprise Fund             Oppenheimer Series Fund, Inc.
Oppenheimer Europe Fund                 Oppenheimer Special Value Fund
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust

      In addition  to being a trustee or  director  of the Board I Funds,  Mr.
Galli  is  also  a  director  or  trustee  of  10  other   portfolios  in  the
OppenheimerFunds complex. Present or former officers,  directors, trustees and employees (and their  immediate  family  members) of the Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees are  permitted  to  purchase  Class  A  shares  of  the  Fund  and  the  other
Oppenheimer  funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group  because of the  economics of sales efforts realized by the Distributor.

      Messrs. Murphy, Wixted, Zack, Molleur, Masterson, Vottiero, Li, and
Mses. Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of August 2, 2002, the Trustees and officers of the Fund as a group owned of record or beneficially less than
1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each
Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the
Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr.
Reynolds has reported he has a controlling interest in The Directorship
Search Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance
Company (which controls the Manager) for fees aggregating $110,000 from
January 1, 2000 through December 31, 2001, an amount representing less than
5% of the annual revenues of The Directorship Search Group, Inc. Mr. Reynolds estimates that The Directorship Search Group will bill Massachusetts Mutual
Life Insurance Company $150,000 for services to be provided during the calendar year 2002.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group, Inc. and Massachusetts Mutual Life Insurance
Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the 1940 Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent
Trustees was present or whether a majority of Independent Trustees approved the matter.

     The  address of each  Trustee in the chart  below is 6803 S.  Tucson Way,
Englewood,  CO 80112-3924.  Each Trustee serves for an indefinite  term, until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------
                                 Independent Trustees
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name, Address,    Principal  Occupation(s)  During  Past  5 Dollar       Aggregate
                                                                      Dollar Range of
                                                                           Shares
                                                            Range of  lyBeneficially
Age, Position(s)  Years / Other  Trusteeships/Directorships Shares    Owned in any of
Held with Fund    Held by  Trustee / Number  of  Portfolios Beneficialthe Oppenheimer
and Length of     in Fund  Complex  Currently  Overseen  by Owned in   Funds Overseen
Service           Trustee                                   the Fund     by Trustee
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                             As of December 31, 2001
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Robert G. Galli,  A   trustee   or    director   of   other   Over     Over $100,000
Trustee since     Oppenheimer    funds.    Formerly    Vice
1993              Chairman  (October 1995 - December  1997)
Age: 68           of the  Manager.  Oversees 41  portfolios
                  in the OppenheimerFunds complex.
                                                            $100,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Phillip A.        The   Director   (since   1991)   of  the    $0      Over $100,000
Griffiths,        Institute for Advanced Study,  Princeton,
Trustee since     N.J.,   director   (since  2001)  of  GSI
1999              Lumonics  and a  member  of the  National
Age: 63           Academy   of   Sciences   (since   1979);
                  formerly  (in  descending   chronological
                  order)  a  director   of  Bankers   Trust
                  Corporation,  Provost  and  Professor  of
                  Mathematics   at   Duke   University,   a
                  director of Research Triangle  Institute,
                  Raleigh,   N.C.,   and  a  Professor   of
                  Mathematics   at   Harvard    University.
                  Oversees    31    portfolios    in    the
                  OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Benjamin          Professor  Emeritus of  Marketing,  Stern    $0      Over $100,000
Lipstein,         Graduate      School     of      Business
Trustee since     Administration,   New  York   University.
1983              Oversees    31    portfolios    in    the
Age: 78           OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Elizabeth B.      Author  and  architectural  historian;  a    $0        $50,001 -
Moynihan,         trustee  of the Freer  Gallery of Art and
Trustee since     Arthur M.  Sackler  Gallery  (Smithsonian
1992              Institute),   Trustees   Council  of  the
Age: 72           National  Building  Museum;  a member  of
                  the   Trustees   Council,    Preservation
                  League  of New York  State.  Oversees  31
                  portfolios   in   the    OppenheimerFunds               $100,000
                  complex.
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                 Independent Trustees
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name, Address,    Principal  Occupation(s)  During  Past  5 Dollar       Aggregate
                                                                      Dollar Range of
                                                                           Shares
                                                            Range of  lyBeneficially
Age, Position(s)  Years / Other  Trusteeships/Directorships Shares    Owned in any of
Held with Fund    Held by  Trustee / Number  of  Portfolios Beneficialthe Oppenheimer
and Length of     in Fund  Complex  Currently  Overseen  by Owned in   Funds Overseen
Service           Trustee                                   the Fund     by Trustee
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                             As of December 31, 2001
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Kenneth A.        A director  of Dominion  Resources,  Inc. $1 -       Over $100,000
Randall, Trustee  (electric  utility  holding  company) and
since 1983        Prime   Retail,    Inc.    (real   estate
Age: 74           investment  trust);  formerly  a director
                  of Dominion Energy,  Inc. (electric power
                  and oil & gas  producer),  President  and
                  Chief    Executive    Officer    of   The
                  Conference  Board,  Inc.   (international
                  economic  and  business  research)  and a
                  director of  Lumbermens  Mutual  Casualty
                  Company,   American  Motorists  Insurance
                  Company   and   American    Manufacturers  $10,000
                  Mutual  Insurance  Company.  Oversees  31
                  portfolios   in   the    OppenheimerFunds
                  complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Edward V. Regan,  President,   Baruch   College,   CUNY;  a $1 -         $50,001 -
Trustee since     director   of   RBAsset    (real   estate
1993              manager);   a  director   of   OffitBank;
Age: 71           formerly  Trustee,  Financial  Accounting
                  Foundation   (FASB  and   GASB),   Senior
                  Fellow   of   Jerome    Levy    Economics
                  Institute,   Bard  College,  Chairman  of
                  Municipal Assistance  Corporation for the
                  City  of  New   York,   New  York   State
                  Comptroller   and  Trustee  of  New  York
                  State   and   Local    Retirement   Fund.  $10,000      $100,000
                  Oversees 31  investment  companies in the
                  OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Russell S.        Chairman     (since    1993)    of    The    $0        $10,001 -
Reynolds, Jr.,    Directorship     Search    Group,    Inc.
Trustee since     (corporate   governance   consulting  and
1989              executive recruiting);  a life trustee of
Age: 70           International      House      (non-profit
                  educational organization),  and a trustee
                  (since 1996) of the Greenwich  Historical
                  Society.  Oversees 31  portfolios  in the               $50,000
                  OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Donald W. Spiro,  Chairman  Emeritus  (since  January 1991)    $0      Over $100,000
Vice Chairman of
the Board of
Trustees,         of  the  Manager.   Formerly  a  director
Trustee since     (January   1969-August   1999)   of   the
1985              Manager.  Oversees 31  portfolios  in the
Age: 76           OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

Clayton K.        Of Counsel (since 1993),  Hogan & Hartson    $0        $50,001 -
Yeutter,          (a  law   firm).   Other   directorships:
Chairman of the   Caterpillar,   Inc.   (since   1993)  and
Board of          Weyerhaeuser  Co. (since 1999).  Oversees
Trustees          31  portfolios  in  the  OppenheimerFunds
Trustee since     complex.
1991
Age: 71                                                                   $100,000

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

Joel W. Motley,   Director     (January      2002-present),
Director since    Columbia    Equity     Financial    Corp.
2002              (privately-held    financial    adviser);
Age: 50           Managing         Director        (January
                  2002-present),   Carmona   Motley,   Inc.
                  (privately-held    financial    adviser);
                  Formerly    he   held    the    following
                  positions:   Managing  Director  (January
                  1998-December   2001),   Carmona   Motley
                  Hoffman  Inc.  (privately-held  financial
                  adviser);   Managing   Director  (January
                  1992-December  1997),  Carmona  Motley  &
                  Co.  (privately-held  financial adviser).
                  Oversees    31    portfolios    in    the
                  OppenheimerFunds complex.

---------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue,  New
York,  NY  10018.  Mr.  Murphy  serves  for  an  indefinite  term,  until  his resignation, death or removal.

---------------------------------------------------------------------------------------
                            Interested Trustee and Officer
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name, Address,    Principal  Occupation(s)  During  Past  5 Dollar       Aggregate
                                                            Range of  Dollar Range of
Age, Position(s)  Years / Other  Trusteeships/Directorships Shares    Shares Owned in
Held with Fund    Held by  Trustee / Number  of  Portfolios Beneficially any of the
and Length of     in Fund  Complex  Currently  Overseen  by Owned in    Oppenheimer
Service           Trustee                                   the Fund       Funds
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                             As of December 31, 2001
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John V. Murphy,   Chairman,  Chief  Executive  Officer  and
President and     director  (since June 2001) and President
Trustee, Trustee  (since  September  2000) of the  Manager;    $0      Over $100,000
since October     President  and a  director  or trustee of
2001              other Oppenheimer funds;  President and a
Age: 53           director    (since    July    2001)    of
                  Oppenheimer    Acquisition   Corp.   (the
                  Manager's  parent holding company) and of
                  Oppenheimer  Partnership  Holdings,  Inc.
                  (a  holding  company  subsidiary  of  the
                  Manager);   a  director  (since  November
                  2001)  of  OppenheimerFunds  Distributor,
                  Inc.  (a   subsidiary  of  the  Manager);
                  Chairman  and  a  director   (since  July
                  2001) of Shareholder  Services,  Inc. and
                  of Shareholder  Financial Services,  Inc.
                  (transfer   agent   subsidiaries  of  the
                  Manager);   President   and  a   director
                  (since  July  2001)  of  OppenheimerFunds
                  Legacy   Program  (a   charitable   trust
                  program  established  by the Manager);  a
                  director  of  the   investment   advisory
                  subsidiaries   of   the   Manager:    OFI
                  Institutional Asset Management,  Inc. and
                  Centennial Asset  Management  Corporation
                  (since November 2001),  HarbourView Asset
                  Management  Corporation  and OFI  Private
                  Investments,   Inc.  (since  July  2001);
                  President  (since November 1, 2001) and a
                  director    (since    July    2001)    of
                  Oppenheimer Real Asset Management,  Inc.;
                  a  director   (since  November  2001)  of
                  Trinity  Investment  Management Corp. and
                  Tremont   Advisers,    Inc.   (Investment
                  advisory   affiliates  of  the  Manager);
                  Executive Vice President  (since February
                  1997)  of   Massachusetts   Mutual   Life
                  Insurance  Company (the Manager's  parent
                  company);  a director  (since  June 1995)
                  of    DBL    Acquisition     Corporation;
                  formerly,    Chief   Operating    Officer
                  (September   2000-June   2001)   of   the
                  Manager;  President and trustee (November
                  1999-November   2001)   of   MML   Series
                  Investment     Fund    and     MassMutual
                  Institutional Funds (open-end  investment
                  companies);    a   director    (September
                  1999-August  2000) of C.M. Life Insurance
                  Company;   President,   Chief   Executive
                  Officer    and    director     (September
                  1999-August  2000) of MML Bay State  Life
                  Insurance   Company;   a  director  (June
                  1989-June  1998) of Emerald  Isle Bancorp
                  and    Hibernia     Savings    Bank    (a
                  wholly-owned  subsidiary  of Emerald Isle
                  Bancorp).  Oversees 69  portfolios in the
                  OppenheimerFunds complex.
--------------------------------------------------------------------------------
     The address of the  Officers  in the chart  below is as follows:  Messrs.
Molleur,  Zack,  Li and Ms. Feld, is 498 Seventh  Avenue,  New York, NY 10018.
Messrs.  Masterson,  Vottiero  and Wixted and Ms.  Ives is 6803 S. Tucson Way,
Englewood,  CO  80112-3924.  Each  Officer  serves for an annual term or until his or her resignation, death or removal.

--------------------------------------------------------------------------------
                                Officers of the Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name, Address,  Age, Position(s)
Held  with  Fund and  Length  of Principal Occupation(s) During Past 5 Years
Service
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shanquan Li, Vice President and  Vice  President  of  the  Manager  (since  November
Portfolio Manager (since July    1998);   an   officer   of  1   portfolio   in  the
1997)                            OppenheimerFunds  complex;  formerly Assistant Vice
Age: 47                          President of the Manager  (January  1997 - November
                                 1998);  prior to joining  the  Manager in  November
                                 1995, he was a Senior  Quantitative  Analyst in the
                                 Investment   Management   Policy   Group  of  Brown
                                 Brothers  Harriman & Co.  (February  1991 - October
                                 1995).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,                 Senior Vice  President and  Treasurer  (since March
Treasurer,  Principal  Financial 1999) of the Manager;  Treasurer (since March 1999)
and  Accounting  Officer  (since of  HarbourView   Asset   Management   Corporation,
April 1999)                      Shareholder Services,  Inc., Oppenheimer Real Asset
Age: 42                          Management   Corporation,   Shareholder   Financial
                                 Services,  Inc., Oppenheimer  Partnership Holdings,
                                 Inc., OFI Private  Investments,  Inc.  (since March
                                 2000),  OppenheimerFunds   International  Ltd.  and
                                 Oppenheimer  Millennium  Funds plc (since May 2000)
                                 and  OFI  Institutional   Asset  Management,   Inc.
                                 (since  November 2000)  (offshore  fund  management
                                 subsidiaries  of the Manager);  Treasurer and Chief
                                 Financial  Officer  (since May 2000) of Oppenheimer
                                 Trust  Company (a trust  company  subsidiary of the
                                 Manager);  Assistant  Treasurer  (since March 1999)
                                 of     Oppenheimer     Acquisition     Corp.    and
                                 OppenheimerFunds   Legacy   Program   (since  April
                                 2000);   formerly  Principal  and  Chief  Operating
                                 Officer  (March  1995-March  1999),  Bankers  Trust
                                 Company-Mutual  Fund Services Division.  An officer
                                 of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,                 Vice  President/Fund   Accounting  of  the  Manager
Assistant Treasurer (since       (since      March     2002;      formerly      Vice
August 15, 2002)                 President/Corporate   Accounting   of  the  Manager
Age: 39                          (July  1999-March 2002) prior to which he was Chief
                                 Financial  Officer  at Sovlink  Corporation  (April
                                 1996-June  1999).  An officer of 72  portfolios  in
                                 the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,                  Senior Vice President  (since May 1985) and General
Secretary (since November 1,     Counsel  (since  February  2002)  of  the  Manager;
2001)                            General  Counsel  and a  director  (since  November
Age: 53                          2001)  of   OppenheimerFunds   Distributor,   Inc.;
                                 Senior Vice  President and General  Counsel  (since
                                 November  2001)  of  HarbourView  Asset  Management
                                 Corporation;  Vice President and a director  (since
                                 November   2000)   of    Oppenheimer    Partnership
                                 Holdings,  Inc.;  Senior  Vice  President,  General
                                 Counsel  and a director  (since  November  2001) of
                                 Shareholder Services,  Inc.,  Shareholder Financial
                                 Services,  Inc.,  OFI  Private  Investments,  Inc.,
                                 Oppenheimer  Trust  Company  and OFI  Institutional
                                 Asset  Management,  Inc.;  General  Counsel  (since
                                 November  2001)  of  Centennial   Asset  Management
                                 Corporation;  a director  (since  November 2001) of
                                 Oppenheimer Real Asset Management,  Inc.; Assistant
                                 Secretary and a director  (since  November 2001) of
                                 OppenheimerFunds     International    Ltd.;    Vice
                                 President      (since     November     2001)     of
                                 OppenheimerFunds  Legacy Program;  Secretary (since
                                 November  2001) of Oppenheimer  Acquisition  Corp.;
                                 formerly   Acting   General    Counsel    (November
                                 2001-February  2002) and Associate  General Counsel
                                 (May 1981-October  2001) of the Manager;  Assistant
                                 Secretary  of  Shareholder   Services,   Inc.  (May
                                 1985-November    2001),    Shareholder    Financial
                                 Services,   Inc.  (November   1989-November  2001);
                                 OppenheimerFunds     International     Ltd.     and
                                 Oppenheimer    Millennium    Funds   plc   (October
                                 1997-November  2001).  An officer of 85  portfolios
                                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name, Address,  Age, Position(s)
Held  with  Fund and  Length  of Principal Occupation(s) During Past 5 Years
Service
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,             Vice   President  and  Assistant   Counsel  of  the
Assistant Secretary              Manager (since July 1998);  formerly,  an associate
(since August 15, 2002)          with   Davis,   Graham,   &  Stubbs  LLP   (January
Age: 38                          1997-June  1998).  An officer of 72  portfolios  in
                                 the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,
Assistant Secretary (since       Vice  President  and Senior  Counsel of the Manager
November 1, 2001)                (since July 1999);  formerly a Vice  President  and
Age: 44                          Associate   Counsel  of  the   Manager   (September
                                 1995-July  1999).  An officer of 82  portfolios  in
                                 the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,               Vice  President  and  Senior  Counsel  (since  July
Assistant Secretary (since
November 1, 2001)                1999) of the Manager;  Vice  President  (since June
Age: 43                          1990)  of   OppenheimerFunds   Distributor,   Inc.;
                                 Director,  Vice  President and Assistant  Secretary
                                 (since June 1999) of  Centennial  Asset  Management
                                 Corporation;   Vice   President   (since  1997)  of
                                 Oppenheimer Real Asset Management,  Inc.;  formerly
                                 Vice   President  and  Associate   Counsel  of  the
                                 Manager  (June  1990-July  1999).  An officer of 85
                                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,                Vice  President and Assistant  Counsel  (since June
Assistant Secretary (since
November 1, 2001)                1998) of the Manager;  Vice President  (since 1999)
Age: 36                          of   OppenheimerFunds   Distributor,   Inc.;   Vice
                                 President and Assistant  Secretary  (since 1999) of
                                 Shareholder  Services,  Inc.;  Assistant  Secretary
                                 (since  December 2001) of  OppenheimerFunds  Legacy
                                 Program and Shareholder  Financial Services,  Inc.;
                                 formerly  Assistant  Vice  President  and Assistant
                                 Counsel of the  Manager  (August  1997-June  1998);
                                 Assistant    Counsel   of   the   Manager   (August
                                 1994-August  1997).  An officer of 85 portfolios in
                                 the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      Remuneration  of  Trustees.  The officers of the Fund and one Trustee of the Fund (Mr.  Murphy) are  affiliated  with the Manager and receive no salary or fee from the  Fund.  The  Independent  Trustees  of the Fund  received  the compensation  shown below. The compensation  from the Fund was paid during its fiscal  year ended June 30,  2002.  The  compensation  from all of the Board I
Funds (including the Fund) was received as a director,  trustee or member of a committee of the boards of those funds during the calendar year 2001.

----------------------------------------------------------------------------------
  Trustee Name and     As of Fiscal Year Ended       As of December 31, 2001
     Other Fund
    Position(s)
  (as applicable)             06/30/02
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                       Aggregate    Retirement     Estimated    Total
                                                                Compensation
                                                     Annual     From All
                                                   Retirement   Oppenheimer
                                                 Benefits Paid  Funds For Which
                                     Benefits    at Retirement  Individual
                                    Accrued as      from all    Serves As
                     Compensation  Part of Fund  Board I Funds  Trustee/Director
                      from Fund1     Expenses     (33 Funds) 2     (33 Funds)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Leon Levy4                $0            $83         $137,560        $173,700

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert G. Galli           $0           $244         $32,7662        $202,8863
Study Committee
Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Phillip Griffiths         $0            $65          $6,803          $54,889
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Benjamin Lipstein         $0            $0          $118,911        $150,152
Study Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Elizabeth         B.      $0           $316         $52,348         $105,760
Moynihan
Study Committee
Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kenneth A. Randall        $0           $192         $76,827          $97,012
Audit Committee
Chairman
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Edward V. Regan           $0           $334         $42,748          $95,960
Proxy Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Russell S.                $0           $207         $46,197          $71,792
Reynolds, Jr.
Proxy Committee
Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Donald Spiro              $0            $78          $3,625          $64,080
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Clayton K. Yeutter4       $0           $158         $31,982          $71,792
Chairman and Proxy
Committee Member

----------------------------------------------------------------------------------
1.    Compensation  includes  fees  and  deferred  compensation,  if  any.  No trustee  fee  expenses  were  accrued to the Fund during its last fiscal year for each Trustee.
2.    Estimated  annual  retirement  benefits paid at retirement is based on a straight life payment plan  election.  The amount for Mr. Galli includes
   $14,818 for serving as a trustee or  director  of 10  Oppenheimer  funds that are not Board I Funds.
3.    Includes  $97,126 for Mr. Galli for serving as trustee or director of 10
   Oppenheimer funds that are not Board I Funds.

4.    Effective January 1, 2003,  Clayton Yeutter became Chairman of the Board of Trustees of the Board I Funds upon the retirement of Leon Levy.

      Retirement  Plan for  Trustees.  The Fund has adopted a retirement  plan that provides for payments to retired Trustees.  Payments are up to 80% of the average  compensation  paid during a Trustee's  five years of service in which the highest  compensation  was  received.  A Trustee must serve as trustee for any of the Board I Oppenheimer  funds for at least 15 years to be eligible for the maximum  payment.  Each Trustee's  retirement  benefits will depend on the amount of the Trustee's future compensation and length of service.

      Deferred  Compensation  Plan for  Trustees.  The Board of  Trustees  has
adopted a Deferred  Compensation  Plan for  Independent  Trustees that enables them to elect to defer  receipt of all or a portion  of the  annual  fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the
Trustee.  The amount  paid to the  Trustee  under the plan will be  determined based upon the performance of the selected funds.

      Deferral of  Trustees'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net  income per share.  The plan will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular  level of compensation to any Trustee.  Pursuant to an Order issued by the  Securities and Exchange  Commission,  the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

      |X| Major  Shareholders.  As of August 2,  2002,  the only  persons  who owned of record  or were  known by the Fund to own of record 5% or more of any class of the Fund's outstanding shares were the following:

MLPF & S FBO Sole Benefit of its customers,  Attn:  Fund Admin.  #97007,  4800
Deer Lake Drive E. Floor 3,  Jacksonville,  Florida  32246-6484,  which  owned
908,864.862  Class A shares  (10.51% of the Class A shares  then  outstanding)
for the benefit of its customers.

MLPF & S for the Sole Benefit of its customers,  Attn: Fund Admin #97HU3, 4800
Deer Lake  Drive,  Floor 3,  Jacksonville,  Florida  32246-6484,  which  owned
204,761.089  Class B shares (7.38% of the Class B shares then outstanding) for the benefit of its customers.

MLPS & S FBO Sole Benefit of its  customers,  Attn:  Fund Admin  #97HW0,  4800
Deer Lake  Drive,  Floor 3,  Jacksonville,  Florida  32246-6484,  which  owned
199,106.113  Class C shares  (14.67% of the Class C shares  then  outstanding)
for the benefit of its customers.

Donaldson Lufkin Jenrette  Securities  Corporation  Inc., P.O Box 2052, Jersey
City, New Jersey  07303-9998,  which owned 1,211.331 Class N shares (10.19% of the Class N shares then outstanding).

RPSS TR Rollover IRA FBO Mary W. Kelley, 15501 Northstone Drive,  Hunterville,
North Carolina 28078-5758,  which owned 1,102.249 Class N shares (9.27% of the
Class N shares then outstanding).

RPSS TR Pacific  Shore  Funding a  California  Corporation  401K  Plan,  Attn:
Doreen Caughman,  23101 Lake Center Drive, Suite 200, Lake Forest,  California
92630-2898,  which owned 1,029.891 Class N shares (8.66% of the Class N shares then outstanding).

RPSS TR Gussco  Manufacturing,  Inc.401K Plan,  Attn:  Robert Sharp,  5112 2nd
Avenue,  Brooklyn,  New York  11232-4309,  which owned  921.976 Class N shares
(7.75% of the Class N shares then outstanding).

RPSS TR Rollover IRA FBO Mary A. Pax,  3748 Silver  Maple Court,  New Orleans,
Louisiana  70131-8326,  which owned 759.865 Class N shares (6.39% of the Class
N shares then outstanding).

RPSS TR Rollover IRA FBO Michael D. King,  262 Mount Tabor Road,  Beckley West
Virginia 25801-9333,  which owned 707.585 Class N shares (5.95% of the Class N shares then outstanding).

Donaldson Lufkin Jenrette  Securities  Corporation Inc., P.O. Box 2052, Jersey
City,  New Jersey  07303-99978,  which owned  613.585 Class N shares (5.16% of the Class N shares then outstanding).

      The Manager.  The Manager is  wholly-owned  by  Oppenheimer  Acquisition
Corp., a holding  company  controlled by  Massachusetts  Mutual Life Insurance
Company.

       |X| Code of Ethics.  The Fund, the Manager and the  Distributor  have a
Code of  Ethics.  It is  designed  to detect  and  prevent  improper  personal trading  by  certain  employees,  including  portfolio  managers,  that  would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons  include  persons with  knowledge of the  investments  and  investment intentions  of the Fund and other funds  advised by the  Manager.  The Code of
Ethics  does  permit  personnel  subject to the Code to invest in  securities, including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance  with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the  Fund's  registration  statement filed with the  Securities  and  Exchange  Commission  and can be reviewed and copied at the SEC's Public  Reference Room in Washington,  D.C. You can obtain information  about the hours of  operation  of the  Public  Reference  Room by calling  the SEC at  1-202-942-8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR database at the
SEC's Internet website at  http://www.sec.gov.  Copies may be obtained,  after paying a  duplicating  fee,  by  electronic  request at the  following  E-mail address:  publicinfo@sec.gov.,  or by  writing to the SEC's  Public  Reference
Section, Washington, D.C. 20549-0102.

      The  Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services to the Fund under an  investment  advisory agreement  between the Manager and the Fund.  The Manager  selects  securities for the Fund's  portfolio and handles its day-to-day  business.  The portfolio manager  of the Fund is  employed  by the  Manager  and is the  person  who is
principally   responsible   for  the  day-to-day   management  of  the  Fund's
portfolio.  Other members of the Manager's  Equity  Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The advisory agreement requires the Manager,  at its expense, to provide the Fund  with  adequate  office  space,  facilities  and  equipment.  It also
requires  the  Manager  to  provide  and  supervise  the   activities  of  all
administrative   and  clerical   personnel   required  to  provide   effective
administration  for the Fund. Those  responsibilities  include the compilation and  maintenance of records with respect to its  operations,  the  preparation and filing of  specified  reports,  and  composition  of proxy  materials  and registration statements for continuous public sale of shares of the Fund.

      The Fund pays  expenses not  expressly  assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by
the  Fund.  The  major  categories  relate  to  interest,   taxes,   brokerage
commissions,  fees to certain  Trustees,  legal and audit expenses,  custodian and transfer  agent  expenses,  share  issuance  costs,  certain  printing and registration  costs and non-recurring  expenses,  including  litigation costs.
The  management  fees paid by the Fund to the  Manager are  calculated  at the rates  described  in the  Prospectus,  which are  applied to the assets of the
Fund as a whole.  The fees are  allocated  to each class of shares  based upon the relative  proportion of the Fund's net assets  represented  by that class.
The  management  fees paid by the Fund to the  Manager  during the Fund's most recent  three  fiscal  years,  taking  into  account  all  expense  limitation provisions described in the prospectus, are as follows:

    ------------------------------------------------------------------------
                                 Management Fees Paid to OppenheimerFunds,
      Fiscal Year ended 6/30:                      Inc.
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------
               2000                              $719,230
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------
               2001                              $566,405
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------
               2002                              $828,649
    ------------------------------------------------------------------------

      The   advisory   agreement   states  that  in  the  absence  of  willful
misfeasance,  bad faith,  gross negligence in the performance of its duties or reckless  disregard  of  its  obligations  and  duties  under  the  investment advisory  agreement,  the Manager is not liable for any loss the Fund sustains for any investment,  adoption of any investment policy, or the purchase,  sale or retention of any security.

      The advisory  agreement permits the Manager to act as investment adviser for any other person,  firm or corporation  and to use the name  "Oppenheimer"
in  connection  with  other  investment  companies  for  which  it may  act as investment adviser or general distributor.  If the Manager shall no longer act as investment  adviser to the Fund,  the Manager may withdraw the right of the
Fund to use the name "Oppenheimer" as part of its name.

|X|      Annual Approval of Investment Advisory Agreement. Each year, the
Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
   Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
   Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange
   Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving  at a decision,  the Board did not single out any one factor or  group  of  factors  as  being  more  important  than  other  factors,  but considered  all factors  together.  The Board judged the terms and  conditions of the investment advisory  agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the  Manager  under the  investment  advisory  agreement  is to arrange the
portfolio   transactions  for  the  Fund.  The  advisory   agreement  contains
provisions  relating to the employment of  broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory  agreement to employ  broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the Investment  Company Act. The Manager may employ  broker-dealers that the Manager thinks,  in its best judgment based on all relevant  factors, will implement the policy of the Fund to obtain,  at reasonable  expense,  the
"best execution" of the Fund's portfolio transactions.  "Best execution" means prompt and reliable  execution at the most  favorable  price  obtainable.  The
Manager need not seek competitive commission bidding.  However, it is expected to be aware of the  current  rates of eligible  brokers  and to  minimize  the commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement,  the Manager may select brokers
(other than  affiliates) that provide  brokerage and/or research  services for the Fund and/or the other  accounts  over which the Manager or its  affiliates have  investment  discretion.  The  commissions  paid to such  brokers  may be higher than another  qualified  broker would  charge,  if the Manager  makes a good  faith  determination  that  the  commission  is fair and  reasonable  in relation  to the  services  provided.  Subject to those  considerations,  as a factor  in  selecting  brokers  for the  Fund's  portfolio  transactions,  the
Manager  may also  consider  sales of shares of the Fund and other  investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the  provisions of the investment  advisory  agreement and the  procedures  and  rules  described  above.  Generally,  the  Manager's portfolio  traders  allocate  brokerage  based upon  recommendations  from the
Manager's  portfolio  managers.  In certain instances,  portfolio managers may directly  place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions  in  securities  other than those for which an  exchange is the primary  market are generally done with  principals or market  makers.  In transactions  on  foreign  exchanges,  the Fund may be  required  to pay fixed brokerage  commissions  and therefore would not have the benefit of negotiated
commissions  available  in  U.S.  markets.   Brokerage  commissions  are  paid
primarily for  transactions in listed  securities or for certain  fixed-income agency transactions in the secondary market.  Otherwise brokerage  commissions are paid only if it appears  likely that a better  price or  execution  can be obtained by doing so. In an option  transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction in the securities  to which the option  relates.  Other funds  advised by the Manager have investment  policies  similar to those of the Fund. Those other funds may purchase  or sell the  same  securities  as the  Fund at the same  time as the
Fund,  which could  affect the supply and price of the  securities.  If two or more funds  advised by the Manager  purchase the same security on the same day from the same  dealer,  the  transactions  under  those  combined  orders  are averaged as to price and  allocated  in  accordance  with the purchase or sale orders actually placed for each account.

      Most purchases of debt  obligations  are principal  transactions  at net prices.  Instead of using a broker for those  transactions,  the Fund normally deals  directly  with the  selling or  purchasing  principal  or market  maker unless  the  Manager  determines  that a  better  price  or  execution  can be obtained by using the services of a broker.  Purchases of portfolio securities from underwriters  include a commission paid by the issuer to the underwriter.
Purchases from dealers include a spread between the bid and asked prices.  The
Fund seeks to obtain  prompt  execution of these orders at the most  favorable net price.

      The  investment  advisory  agreement  permits  the  Manager to  allocate
brokerage  for  research  services.   The  research  services  provided  by  a
particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions  of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker  through which trades are placed.

      Investment   research  services  include  information  and  analysis  on particular  companies and industries as well as market or economic  trends and portfolio strategy,  market quotations for portfolio evaluations,  information systems,  computer  hardware and similar products and services.  If a research service  also  assists  the  Manager  in  a  non-research  capacity  (such  as bookkeeping or other  administrative  functions),  then only the percentage or
component   that  provides   assistance  to  the  Manager  in  the  investment
decision-making process may be paid in commission dollars.

      The Board of Trustees  permits the Manager to use stated  commissions on secondary  fixed-income  agency  trades  to  obtain  research  if  the  broker represents to the Manager that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency basis at the  stated  commission,  and (iii) the trade is not a  riskless  principal transaction.  The Board of Trustees  permits the Manager to use commissions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

      The  research  services  provided  by  brokers  broadens  the  scope and supplements  the research  activities of the Manager.  That research  provides additional views and comparisons for  consideration,  and helps the Manager to obtain market  information  for the  valuation of  securities  that are either held in the  Fund's  portfolio  or are  being  considered  for  purchase.  The
Manager  provides  information  to the  Board  about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

 ------------------------------------------------------------------------------
  Fiscal Year Ended 6/30:     Total Brokerage Commissions Paid by the Fund1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           2000                                 $268,181
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           2001                                 $121,814
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           20022                                $685,002
 ------------------------------------------------------------------------------
1.    Amounts do not include spreads or commissions on principal  transactions on a net trade basis.
2.    In the  fiscal  year  ended June 30,  2002,  the amount of  transactions directed  to brokers  for  research  services  was $0 and the amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal  underwriter in the continuous public offering of the Fund's classes of shares.  The Distributor  bears the expenses normally  attributable  to  sales,  including  advertising  and  the  cost  of printing  and mailing  prospectuses,  other than those  furnished  to existing shareholders.  The  Distributor is not obligated to sell a specific  number of shares. Expenses normally attributable to sales are borne by the Distributor.

    The  sales  charges  and   concessions   paid  to,  or  retained  by,  the
Distributor  from the sale of shares  during  the  Fund's  three  most  recent fiscal  years,  and the  contingent  deferred  sales  charges  retained by the
Distributor  on the  redemption  of shares for the most recent fiscal year are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
6/30:     Class A Shares   Distributor
-------------------------------------------
-------------------------------------------
  2000        $169,188         $41,619
-------------------------------------------
-------------------------------------------
  2001        $84,163          $18,231
-------------------------------------------
-------------------------------------------
  2002        $378,792        $91,8951
-------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

-----------------------------------------------------------------------------
Fiscal    Concessions on   Concessions on   Concessions on  Concessions on
Year      Class A Shares   Class B Shares   Class C Shares  Class N Shares
Ended     Advanced by      Advanced by      Advanced by     Advanced by
6/30:     Distributor1     Distributor1     Distributor1    Distributor1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2000         $6,927          $316,028         $32,162            $0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2001        $28,548          $124,747         $20,639            $0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002        $18,805          $527,097        $120,818          $3,208
-----------------------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of  Class A shares  and for  sales  of Class B,  Class C and  Class N shares from its own resources at the time of sale.

-------------------------------------------------------------------------------
Fiscal   Class A           Class B          Class C           Class N
Year     Contingent        Contingent       Contingent        Contingent
Ended    Deferred Sales    Deferred Sales   Deferred Sales    Deferred Sales
6/30:    Charges Retained  Charges Retained Charges Retained  Charges Retained
         by Distributor    by Distributor   by Distributor    By Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2002          $0             $103,742          $23,927             $0
-------------------------------------------------------------------------------

Distribution  and Service Plans. The Fund has adopted a Service Plan for Class
A shares and  Distribution  and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the  Investment  Company Act. Under those plans the
Fund pays the  Distributor  for all or a  portion  of its  costs  incurred  in connection  with  the  distribution  and/or  servicing  of the  shares  of the particular class.

      Under the plans,  the Manager and the  Distributor  may make payments to affiliates  and, in their sole  discretion,  from time to time,  may use their own  resources  (at no direct  cost to the Fund) to make  payments to brokers, dealers or other financial  institutions for  distribution and  administrative services they  perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole  discretion,  the Distributor and the
Manager may increase or decrease  the amount of payments  they make from their own resources to plan recipients.

      Unless a plan is terminated as described  below,  the plan  continues in effect  from year to year but only if the  Fund's  Board of  Trustees  and its
Independent  Trustees  specifically  vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting  called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

      The Board of Trustees  and the  Independent  Trustees  must  approve all material  amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be  approved by  shareholders  of the class  affected  by  the  amendment.  Because  Class  B  shares  of  the  Fund automatically  convert  into  Class A shares  after six  years,  the Fund must obtain the  approval of both Class A and Class B  shareholders  for a proposed material  amendment  to  the  Class  A Plan  that  would  materially  increase payments under the Plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class,  voting separately by class.

      While the Plans are in effect,  the  Treasurer of the Fund shall provide separate  written  reports  on the  plans to the  Board of  Trustees  at least quarterly for its review.  The Reports shall detail the amount of all payments made under a plan and the  purpose  for which the  payments  were made.  Those reports are subject to the review and approval of the Independent Trustees.

      Each  Plan  states  that  while  it  is in  effect,  the  selection  and nomination of those Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the  discretion  of the  Independent  Trustees.  This does not prevent the  involvement  of others in the selection  and  nomination process  as long as the  final  decision  as to  selection  or  nomination  is approved by a majority of the Independent Trustees.

      Under the plan for a class,  no payment will be made to any recipient in any quarter in which the  aggregate net asset value of all Fund shares of that class held by the  recipient  for itself and its  customers  does not exceed a minimum  amount,  if any,  that may be set from time to time by a majority  of the Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      o Class A  Service  Plan  Fees.  Under the  Class A  Service  Plan,  the
Distributor  currently uses the fees it receives from the Fund to pay brokers,
dealers  and  other   financial   institutions   (they  are   referred  to  as
"recipients")  for personal  services and account  maintenance  services  they provide for their  customers  who hold Class A shares.  The services  include, among  others,  answering  customer  inquiries  about the Fund,  assisting  in
establishing  and  maintaining   accounts  in  the  Fund,  making  the  Fund's
investment  plans available and providing other services at the request of the
Fund or the  Distributor.  While  the plan  permits  the  Board  to  authorize payments to the  Distributor to reimburse  itself for services under the plan, the  Board  has not yet  done  so.  The  Distributor  makes  payments  to plan recipients  quarterly  at an annual  rate not to exceed  0.25% of the  average annual net assets  consisting  of Class A shares  held in the  accounts of the recipients  or their  customers.  With  respect to purchases of Class A shares subject to a  contingent  deferred  sales charge by certain  retirement  plans that purchased such shares prior to March 1, 2001  ("grandfathered  retirement accounts"),  the  Distributor  currently  intends  to pay the  service  fee to
Recipients  in advance  for the first  year  after the  shares are  purchased.
After the first year shares are  outstanding,  the  Distributor  makes service fee payments to Recipients  quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by grandfathered  retirement accounts are redeemed during the first year after their  purchase,  the  Recipient  of the service  fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance  payment of the service fee made on those shares.

      For the fiscal  period ended June 30, 2002,  payments  under the Class A
Plan  totaled  $177,506.00,  all of  which  was  paid  by the  Distributor  to recipients.  That  included  $5,047 paid to an affiliate of the  Distributor's parent company. Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.
The  Distributor  may not use payments  received under the Class A Plan to pay any of its interest expenses,  carrying charges,  or other financial costs, or allocation of overhead.

      o Class B,  Class C and  Class N Service  and  Distribution  Plan  Fees.
Under  each plan,  service  fees and  distribution  fees are  computed  on the average of the net asset value of shares in the respective  class,  determined as of the close of each regular  business day during the period.  The Class B,
Class C and Class N plans provide for the  Distributor  to be compensated at a flat rate,  whether the Distributor's  distribution  expenses are more or less than the amounts  paid by the Fund under the plans during the period for which the fee is paid. The types of services that Recipients  provide are similar to the services  provided under the Class A service plan,  described above.  When
Class B,  Class C or Class N shares  are sold  without  the  designation  of a
broker-dealer,   the   Distributor   is   automatically   designated   as  the
broker-dealer of record.  In those cases, the Distributor  retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

      The Class B, Class C and Class N Plans permit the  Distributor to retain both the  asset-based  sales charges and the service fees or to pay recipients the service fee on a quarterly  basis,  without  payment in advance.  However, the  Distributor  currently  intends to pay the service fee to  recipients  in advance  for the first year after the  shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes  service  fee  payments quarterly  on those  shares.  The  advance  payment  is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance  service  fee  payment.  If Class B,  Class C and  Class N shares  are redeemed  during the first year after their  purchase,  the  recipient  of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The  Distributor  retains the  asset-based  sales  charge on Class B and
Class N shares. The Distributor  retains the asset-based sales charge on Class
C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding  for a year or more.  If a dealer has a special  agreement with the  Distributor,  the  Distributor  will pay the Class B, Class C and/or
Class N service fee and the asset-based  sales charge to the dealer  quarterly in lieu of paying  the sales  concessions  and  service  fee in advance at the time of purchase.

      The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charges to the Distributor for its services rendered in distributing  Class B, Class C and Class N shares.  The  payments  are made to the Distributor in recognition that the Distributor:
      o  pays sales concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
      o  may finance  payment of sales  concessions  and/or the advance of the service fee  payment to  recipients  under the plans,  or may provide such  financing  from its own  resources or from the  resources of an affiliate,
      o  employs  personnel  to support  distribution  of Class B, Class C and
         Class N shares,
      o  bears the costs of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,
      o  may not be able to adequately  compensate  dealers that sell Class B,
         Class C and Class N shares without  receiving payment under the plans and  therefore  may not be able to offer such Classes for sale absent the plans,
      o  receives  payments under the plans  consistent  with the service fees and  asset-based  sales charges paid by other  non-proprietary  funds that charge 12b-1 fees,
      o  may use the  payments  under the plan to include  the Fund in various third-party  distribution  programs  that may increase  sales of Fund shares,
      o  may  experience  increased  difficulty  selling the Fund's  shares if payments  under the plan are  discontinued  because  most  competitor
         funds  have  plans  that  pay  dealers  for  rendering   distribution
         services  as much or more than the  amounts  currently  being paid by the Fund, and
      o  may not be able to  continue  providing,  at the  same or at a lesser cost, the same quality  distribution  sales efforts and services,  or to  obtain  such  services  from  brokers  and  dealers,  if the plan payments were to be discontinued.

      When  Class  B,  Class  C  or  Class  N  shares  are  sold  without  the designation of a broker-dealer,  the Distributor is  automatically  designated as the  broker-dealer of record.  In those cases, the Distributor  retains the service fee and asset-based  sales charge paid on Class B, Class C and Class N shares.

      The Distributor's  actual expenses in selling Class B, Class C and Class
N shares  may be more  than  the  payments  it  receives  from the  contingent deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If the Class B, Class C or Class N plan is terminated by the Fund, the  Board  of  Trustees  may  allow  the  Fund to  continue  payments  of the asset-based  sales charge to the  Distributor for  distributing  shares before the plan was terminated.

-------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 6/30/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                Distributor's   Distributor's
                                                  Aggregate      Unreimbursed
                     Total         Amount       Unreimbursed    Expenses as %
                   Payments     Retained by       Expenses      of Net Assets
     Class        Under Plan    Distributor      Under Plan        of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan       $230,757      $188,4531       $1,261,211         3.45%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan       $110,618       $44,5442        $317,690          1.81%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan         $173          $1733           $5,414           4.16%
-------------------------------------------------------------------------------
1  Includes $1,127 paid to an affiliate of the Distributor's parent company.
2  Includes $490 paid to an affiliate of the Distributor's parent company.
3  Includes $0 paid to an affiliate of the Distributor's parent company.

      All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct Rules of the National  Association of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include "cumulative total return,"  "average  annual total return,"  "average annual total return at net asset  value" and "total  return at net asset  value." An  explanation  of how total  returns are  calculated  is set forth below.  The charts below show the
Fund's  performance  of the Fund's most recent fiscal year end. You can obtain current  performance as  information  by calling the Fund's  Transfer Agent at
1.800.CALL.OPP  or  by  visiting  the  OppenheimerFunds  Internet  website  at
http://www.oppenheimerfunds.com.

      The Fund's  illustrations of its performance data in advertisements must comply  with rules of the  Securities  and  Exchange  Commission.  Those rules describe  the types of  performance  data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average  annual  total  returns for the  advertised  class of shares of the Fund.  Those  returns  must be shown for the 1-, 5- and  10-year periods  (or the life of the class,  if less)  ending as of the most  recently ended calendar quarter prior to the publication of the  advertisement  (or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's   performance   information  as  a  basis  for  comparison  with  other
investments:

      o Total returns  measure the  performance of a  hypothetical  account in the  Fund  over  various  periods  and do not  show  the  performance  of each shareholder's  account.  Your account's  performance  will vary from the model performance  data if your  dividends  are received in cash, or you buy or sell shares  during the period,  or you bought your shares at a different  time and price than the shares used in the model.
      o The Fund's  performance  returns do not reflect the effect of taxes on dividends and capital gains distributions.

      o An  investment  in the Fund is not  insured  by the FDIC or any  other government agency.
      o The  principal  value of the Fund's  shares and total  returns are not guaranteed and normally will fluctuate on a daily basis.
      o When an  investor's  shares  are  redeemed,  they may be worth more or less than their original cost.
      o  Total  returns  for  any  given  past  period  represent   historical
performance  information  and  are  not,  and  should  not  be  considered,  a prediction of future returns.

      The  performance  of each class of shares is shown  separately,  because the  performance  of each class of shares will usually be  different.  That is because  of the  different  kinds of  expenses  each  class  bears.  The total returns  of  each  class  of  shares  of  the  Fund  are  affected  by  market conditions,  the  quality  of the Fund's  investments,  the  maturity  of debt investments,  the  types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

      Total Return  Information.  There are different types of "total returns"
to measure the Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund over a given  period,  assuming that all dividends and capital gains  distributions are reinvested in additional shares and that the  investment  is  redeemed  at the end of the  period.  Because of differences  in expenses for each class of shares,  the total returns for each class are  separately  measured.  The  cumulative  total  return  measures the change in value over the entire  period (for example,  ten years).  An average annual  total  return  shows the  average  rate of  return  for each year in a period that would produce the cumulative  total return over the entire period.
However,  average  annual  total  returns  do  not  show  actual  year-by-year performance.  The Fund uses standardized calculations for its total returns as prescribed the SEC. The methodology is discussed below.

      In  calculating  total returns for Class A shares,  the current  maximum sales  charge of 5.75% (as a  percentage  of the  offering  price) is deducted from the initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the applicable contingent  deferred  sales  charge is  applied,  depending  on the period for which the return is shown:  5.0% in the first year,  4.0% in the second  year,
3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none  thereafter.  For Class C  shares,  the 1%  contingent  deferred sales  charge is  deducted  for  returns  for the 1-year  period.  For Class N shares,  the 1% contingent  deferred  sales charge is deducted for returns for the one year period,  and total  returns for the periods  prior to 3/1/01 (the inception  date for Class N shares)  is based on the  Fund's  Class A returns, adjusted to reflect the higher Class N 12b-1 fees.

      o Average  Annual Total  Return.  The "average  annual total  return" of each class is an average annual  compounded  rate of return for each year in a specified  number of years.  It is the rate of return  based on the  change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below)  held for a number of years ("n" in the  formula)  to achieve an Ending
Redeemable Value ("ERV" in the formula) of that  investment,  according to the following formula:

ERV    l/n - 1 = Average Annual Total
---
               Return
  P

            |_| Average  Annual Total Return  (After Taxes on  Distributions).
The "average  annual total return (after taxes on  distributions)"  of Class A shares is an  average  annual  compounded  rate of  return  for each year in a specified  number of years,  adjusted  to show the  effect  of  federal  taxes
(calculated using the highest individual  marginal federal income tax rates in effect on any reinvestment  date) on any distributions made by the Fund during the  specified  period.  It is the rate of return based on the change in value of a  hypothetical  initial  investment  of $1,000 ("P" in the formula  below)
held for a number of years ("n" in the  formula)  to  achieve an ending  value
("ATVD" in the  formula) of that  investment,  after  taking into  account the effect  of  taxes on Fund  distributions,  but not on the  redemption  of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

            |_| Average Annual Total Return (After Taxes on Distributions  and
Redemptions).  The "average annual total return (after taxes on  distributions and  redemptions)"  of Class A shares is an average annual  compounded rate of return  for each year in a  specified  number of years,  adjusted  to show the effect of federal  taxes  (calculated  using the highest  individual  marginal federal  income  tax  rates  in  effect  on  any  reinvestment  date)  on  any distributions  made by the Fund during the specified  period and the effect of capital gains taxes or capital loss tax benefits  (each  calculated  using the highest federal  individual capital gains tax rate in effect on the redemption date)  resulting  from the  redemption of the shares at the end of the period.
It is the rate of  return  based  on the  change  in  value of a  hypothetical initial  investment of $1,000 ("P" in the formula  below) held for a number of years  ("n" in the  formula)  to  achieve  an  ending  value  ("ATVDR"  in the formula) of that investment,  after taking into account the effect of taxes on fund  distributions  and on the  redemption  of Fund shares,  according to the following formula:

            - 1  = Average Annual Total Return (After Taxes on Distributions
ATVDR  l/n       and Redemption)
---
  P

      o Cumulative  Total Return.  The "cumulative  total return"  calculation measures the change in value of a  hypothetical  investment  of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors  as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

      |_| Total  Returns  at Net Asset  Value.  From time to time the Fund may also  quote a  cumulative  or an  average  annual  total  return "at net asset value"  (without  deducting  sales  charges)  for Class A, Class B, Class C or
Class N shares.  Each is based on the  difference in net asset value per share at the  beginning and the end of the period for a  hypothetical  investment in that class of shares  (without  considering  front-end or contingent  deferred sales charges) and takes into  consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 06/30/02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Cumulative Total
                Return                  Average Annual Total Returns

  Class
of Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          (10 Years or life
              of class)          1-Year       5-Year or Life   10-Year or Life
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           After    Without   After  Without  After   Without   After  Without
           Sales     Sales    Sales   Sales   Sales    Sales    Sales   Sales
           Charge   Charge   Charge  Charge   Charge   Charge  Charge   Charge
           (MOP)     (NAV)    (MOP)   (NAV)   (MOP)    (NAV)    (MOP)   (NAV)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   34.65%(1)42.87%(1) 33.42%  41.56%   1.91%    3.12%    3.02%   3.63%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   14.79%(2)14.79%(2) 35.46%  40.46%   1.98%    2.34%   2.09%(2)2.09%(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C   14.52%(3)14.52%(3) 39.46%  40.46%   2.35%    2.35%   2.06%(3)2.06%(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N   52.04%(4)53.04%(4) 39.97%  40.97%  37.01%(4)37.69%(4)  N/A     N/A
--------------------------------------------------------------------------------

(1) Inception A:  07/19/83
(2) Inception B:  11/01/95
(3) Inception C:  11/01/95
(4) Inception N:   03/01/01

 -----------------------------------------------------------------------------
    Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                        For the Periods Ended 12/31/01
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                                1-Year       5-Year or Life  10-Year or Life
                                                of Class         of Class
                           ---------------------------------------------------
                           ---------------------------------------------------
 -------------------------      30.97%             1.13%           2.57%
      After Taxes on
       Distributions
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 After Taxes on                 19.92%             1.05%           2.21%
 Distributions and
 Redemption of Fund Shares
 -----------------------------------------------------------------------------
  1. Inception of Class A shares: 7/19/83.

Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market  index in its Annual  Report to shareholders.  You can obtain that  information  by  contacting  the  Transfer
Agent  at the  addresses  or  telephone  numbers  shown  on the  cover of this
Statement  of   Additional   Information.   The  Fund  may  also  compare  its
performance to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

      o Lipper  Rankings.  From time to time the Fund may  publish the ranking of the  performance  of its  classes  of shares by  Lipper,  Inc.  ("Lipper").
Lipper is a  widely-recognized  independent  mutual fund  monitoring  service.
Lipper monitors the performance of regulated investment  companies,  including the Fund, and ranks their  performance for various periods in categories based on investment styles.  Lipper currently ranks the Fund's  performance  against all other  gold-oriented  funds. The Lipper performance  rankings are based on total returns that include the reinvestment of capital gain  distributions and income  dividends but do not take sales  charges or taxes into  consideration.
Lipper also publishes  "peer-group"  indices of the  performance of all mutual funds in a category  that it monitors and averages of the  performance  of the funds in particular categories.

      o Morningstar Rankings.  From time to time the Fund may publish the star ranking of the performance of its classes of shares by  Morningstar,  Inc., an independent mutual fund monitoring service.  Morningstar ranks mutual funds in their specialized market sector.  The Fund is ranked among  specialty-precious metals funds.

Morningstar  proprietary star rankings reflect historical  risk-adjusted total investment  return.  For  each  fund  with  at  least  a  three-year  history,
Morningstar   calculates  a   Morningstar   Rating(TM)based  on  a  Morningstar
Risk-Adjusted  Return  measure that accounts for variation in a fund's monthly performance  (including  the effects of sales charges,  loads,  and redemption fees),  placing more emphasis on downward variations and rewarding  consistent performance.  The top 10% of  funds in each  category  receive  5  stars,  the next  22.5%  receive 4 stars,  the next 35%  receive 3 stars,  the next  22.5%
receive 2 stars,  and the  bottom 10%  receive 1 star.  (Each  share  class is counted  as a fraction  of one fund  within  this scale and rated  separately, which  may cause  slight  variations  in the  distribution  percentages.)  The
Overall  Morningstar  Rating for a fund is derived from a weighted  average of the  performance  figures  associated with its three-,  five-and  ten-year (if applicable) Morningstar Rating metrics.

      o  Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may  include  in its  advertisements
and  sales  literature  performance   information  about  the  Fund  cited  in
newspapers and other  periodicals  such as The New York Times, The Wall Street
Journal,  Barron's,  or similar  publications.  That  information  may include performance  quotations from other sources,  including Lipper and Morningstar.
The   performance  of  the  Fund's  classes  of  shares  may  be  compared  in
publications   to  the   performance   of  various  market  indices  or  other
investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors  may also wish to compare  the  returns  on the  Fund's  share classes to the return on  fixed-income  investments  available  from banks and
thrift  institutions.   Those  include   certificates  of  deposit,   ordinary
interest-paying  checking  and savings  accounts,  and other forms of fixed or variable time deposits,  and various other instruments such as Treasury bills.
However,  the Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate  daily,  while bank depository obligations  may be insured by the FDIC and may provide fixed rates of return.
Repayment  of  principal  and payment of interest  on Treasury  securities  is backed by the full faith and credit of the U.S. government.

      From time to time,  the Fund may  publish  rankings  or  ratings  of the
Manager or Transfer Agent,  and of the investor  services  provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons of their services to those  provided  by other  mutual fund  families  selected by the rating or ranking  services.  They  may be based  upon the  opinions  of the  rating  or ranking service itself, using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its  advertisements  and sales literature the total return  performance of a hypothetical  investment account that includes  shares of the fund and other  Oppenheimer  funds.  The combined account  may be  part of an  illustration  of an  asset  allocation  model  or similar  presentation.  The  account  performance  may  combine  total  return performance of the fund and the total return  performance of other Oppenheimer funds  included in the account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales  literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
      industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

      Additional  information is presented below about the methods that can be used to buy shares of the Fund.  Appendix B contains  more  information  about
the  special  sales  charge   arrangements   offered  by  the  Fund,  and  the
circumstances  in which  sales  charges  may be reduced or waived for  certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $25. Effective November 1, 2002, for any new Asset Builder
Plan, each purchase through AccountLink must be at least $50 and shareholders
                                                             ---
must invest at least $500 before an Asset Builder Plan can be established on a new account. Accounts established prior to November 1, 2001, will remain at
$25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing
House ("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the
Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at
4:00 P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus,  a reduced sales charge rate may be  obtained  for Class A  shares  under  Right of  Accumulation  and
Letters of Intent  because of the  economies of sales efforts and reduction in expenses  realized by the Distributor,  dealers and brokers making such sales.
No sales  charge is  imposed  in  certain  other  circumstances  described  in
Appendix  B  to  this   Statement  of  Additional   Information   because  the
Distributor or dealer or broker incurs little or no selling expenses.

       |X|  Right of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust,  estate or other fiduciary  account  (including one or more employee  benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current  offering price, of the shares you previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current  purchases.  You must request it when you buy shares.

      The Oppenheimer  Funds. The Oppenheimer funds are those mutual funds for which the  Distributor  acts as the  distributor  and  currently  include  the following:

Oppenheimer Bond Fund                    Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund    Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund    Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund    Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund          Oppenheimer Quest Balanced Value Fund
                                         Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund         Inc.
                                         Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Concentrated Growth Fund     Inc.
Oppenheimer Convertible Securities Fund  Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund      Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund  Oppenheimer Real Asset Fund
                                         Oppenheimer      Rochester      National
Oppenheimer Discovery Fund               Municipals
Oppenheimer Emerging Growth Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund   Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund              Oppenheimer Special Value Fund
Oppenheimer Europe Fund                  Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                  Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund  Oppenheimer Trinity Core Fund
                                         Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund Fund
Oppenheimer Growth Fund                  Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund              Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund  Oppenheimer Value Fund
Oppenheimer International Bond Fund      Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund    Rochester Fund Municipals
Oppenheimer  International Small Company
Fund                                     OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited-Term Government Fund OSM1 - Jennison Growth Fund
Oppenheimer  Main Street Growth & Income OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                     Fund
                                         OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund Fund
Oppenheimer Main Street Small Cap Fund   OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                  OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund

And the following money market funds:

Centennial America Fund, L. P.           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust   Centennial Tax Exempt Trust
Centennial Government Trust              Oppenheimer Cash Reserves
Centennial Money Market Trust            Oppenheimer Money Market Fund, Inc.

1  -  "OSM" stands for Oppenheimer Select Managers

      There is an initial  sales  charge on the  purchase of Class A shares of each of the  Oppenheimer  funds described above except the money market funds.
Under  certain  circumstances   described  in  this  Statement  of  Additional
Information,  redemption  proceeds of certain  money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent,  if you purchase  Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds during a 13-month  period,  you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your  intended  purchases of both Class A and Class B shares will  determine  the reduced sales charge rate for the  Class  A  shares  purchased  during  that  period.  You  can  include purchases  made up to 90  days  before  the  date of the  Letter.  Letters  of
Intent do not  consider  Class C or Class N shares  you  purchase  or may have purchased.

      A  Letter  of  Intent  is an  investor's  statement  in  writing  to the
Distributor  of the intention to purchase  Class A shares or Class A and Class
B shares of the Fund (and other  Oppenheimer  funds) during a 13-month  period
(the "Letter of Intent period").  At the investor's request,  this may include purchases  made up to 90 days  prior to the  date of the  Letter.  The  Letter states the investor's  intention to make the aggregate  amount of purchases of shares which, when added to the investor's  holdings of shares of those funds, will equal or exceed the amount  specified  in the Letter.  Purchases  made by reinvestment  of dividends or  distributions  of capital  gains and  purchases made at net asset value  without  sales charge do not count toward  satisfying the amount of the Letter.

      A Letter  enables  an  investor  to count the Class A and Class B shares purchased  under  the  Letter to  obtain  the  reduced  sales  charge  rate on purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)  that applies  under the  Right of  Accumulation  to  current  purchases  of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering price  (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In  submitting a Letter,  the investor  makes no  commitment to purchase shares.  However,  if the investor's  purchases of shares within the Letter of
Intent period,  when added to the value (at offering  price) of the investor's holdings of shares on the last day of that period,  do not equal or exceed the intended purchase amount,  the investor agrees to pay the additional amount of sales charge applicable to such purchases.  That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor  from time to time).  The  investor  agrees that shares equal in value to 5% of the intended purchase  amount will be held in escrow by the Transfer  Agent  subject to the
Terms of Escrow.  Also,  the  investor  agrees to be bound by the terms of the
Prospectus,  this Statement of Additional Information and the application used for a Letter of Intent.  If those terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible  purchases made during the Letter of Intent period do  not  equal  or  exceed  the  intended  purchase  amount,  the  concessions previously  paid to the  dealer of record  for the  account  and the amount of sales  charge  retained  by the  Distributor  will be  adjusted  to the  rates applicable to actual total purchases.  If total eligible  purchases during the
Letter of Intent  period  exceed the intended  purchase  amount and exceed the amount  needed to qualify for the next sales charge rate  reduction  set forth in the Prospectus,  the sales charges paid will be adjusted to the lower rate.
That  adjustment  will be made  only if and when  the  dealer  returns  to the
Distributor  the  excess of the amount of  concessions  allowed or paid to the dealer  over the amount of  concessions  that  apply to the  actual  amount of purchases.  The excess concessions returned to the Distributor will be used to purchase  additional shares for the investor's  account at the net asset value per  share  in  effect  on the  date  of such  purchase,  promptly  after  the
Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter of Intent.  If the intended  purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of concessions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

      In  determining  the total  amount  of  purchases  made  under a Letter, shares  redeemed by the  investor  prior to the  termination  of the Letter of
Intent  period will be  deducted.  It is the  responsibility  of the dealer of record  and/or  the  investor  to advise the  Distributor  about the Letter in placing  any  purchase  orders  for the  investor  during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o Terms of Escrow That Apply to Letters of Intent.

1.    Out of the initial purchase (or subsequent  purchases if necessary) made pursuant  to a  Letter,  shares  of the  Fund  equal  in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer Agent. For example,  if the intended  purchase amount is $50,000, the escrow  shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted for a $50,000  purchase).  Any dividends and capital gains  distributions on the escrowed shares will be credited to the investor's account.

      2.  If the  total  minimum  investment  specified  under  the  Letter is completed  within the  thirteen-month  Letter of Intent  period,  the escrowed shares will be promptly released to the investor.

     3. If, at the end of the  thirteen-month  Letter of Intent period the total purchases  pursuant  to the Letter are less than the  intended  purchase  amount specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales  charges  which would have been paid if the total amount purchased  had been made at a single  time.  That sales charge  adjustment  will apply to  anyshares  redeemed  prior to the  completion  of the  Letter.  If the difference  in sales charges is not paid within twenty days after a request from the Distributor or the dealer,  the Distributor  will,  within sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4.  By signing the Letter,  the  investor  irrevocably  constitutes  and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

      5.  The shares  eligible for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:
          (a) Class A shares sold with a front-end  sales charge or subject to a Class A contingent deferred sales charge,
          (b) Class B shares of other  Oppenheimer funds acquired subject to a contingent deferred sales charge, and
          (c) Class A or Class B shares  acquired  by  exchange  of either (1)
              Class A shares of one of the other  Oppenheimer  funds that were acquired  subject  to a Class A initial or  contingent  deferred sales  charge  or (2)  Class  B  shares  of  one  of  the  other
              Oppenheimer  funds that were  acquired  subject to a  contingent deferred sales charge.

      6.  Shares held in escrow hereunder will  automatically be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the  Prospectus  entitled  "How to Exchange  Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans.  To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum in $25)
for the initial purchase with your application. Currently, the minimum investment is $25 to establish an Asset Builder Plan, and will remain at $25 for those accounts established prior to November 1, 2002. However, as described above under "AccountLink," for Asset Builder Plans established on or after November 1, 2002, the minimum investment for new Asset Builder Plans will increase to $50, each purchase must be at least $50 and shareholders
                                                         ---
must invest at least $500 before an Asset Builder Plan can be established.
Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the
Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for
OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make  payments  from your bank account to purchase  shares of the
Fund,  your bank  account  will be debited  automatically.  Normally the debit will be made two business days prior to the  investment  dates you selected on your  application.  Neither the  Distributor,  the Transfer Agent nor the Fund
shall be  responsible  for any delays in  purchasing  shares  that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,  you  should  obtain a prospectus  of the  selected  fund(s)  from  your  financial  advisor  (or the
Distributor)  and request an application  from the  Distributor.  Complete the application  and return  it.  You may change the amount of your Asset  Builder payment  or you can  terminate  these  automatic  investments  at any  time by writing to the  Transfer  Agent.  The  Transfer  Agent  requires a  reasonable
period   (approximately  10  days)  after  receipt  of  your  instructions  to implement them. The Fund reserves the right to amend,  suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.
OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation  of Purchase  Orders.  Cancellation  of  purchase  orders for the
Fund's  shares  (for  example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be incurred  when the net asset values of the Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the  amount  of the  decline  in the net  asset  value  per  share multiplied  by the number of shares in the  purchase  order.  The  investor is responsible  for that loss. If the investor  fails to compensate  the Fund for the loss, the  Distributor  will do so. The Fund may reimburse the Distributor for that  amount by  redeeming  shares  from any  account  registered  in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund represents an interest in the same  portfolio  of  investments  of the  Fund.  However,  each  class has different shareholder  privileges and features. The net income attributable to
Class B,  Class C or  Class N shares  and the  dividends  payable  on Class B,
Class C or  Class N shares  will be  reduced  by  incremental  expenses  borne solely by that class.  Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The  availability of different  classes of shares permits an investor to choose  the  method of  purchasing  shares  that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor expects to hold shares, and other relevant  circumstances.  Class
A shares  normally are sold subject to an initial  sales  charge.  While Class
B, Class C and Class N shares  have no initial  sales  charge,  the purpose of the  deferred  sales charge and  asset-based  sales charge on Class B, Class C and Class N shares is the same as that of the initial  sales charge on Class A shares - to  compensate  the  Distributor  and brokers,  dealers and financial institutions  that sell shares of the Fund. A  salesperson  who is entitled to receive  compensation from his or her firm for selling Fund shares may receive different  levels of compensation  for selling one class of shares rather than another.

      The  Distributor  will not accept any order in the amount of $500,000 or more for Class B shares or $1  million or more for Class C shares on behalf of a single  investor (not including  dealer "street name" or omnibus  accounts).
That is because  generally it will be more  advantageous  for that investor to purchase Class A shares of the Fund.

|X|    Class A Shares  Subject to a  Contingent  Deferred  Sales  Charge.  For
purchases  of Class A shares at net asset  value  whether or not  subject to a contingent  deferred  sales charge as described  in the  Prospectus,  no sales concessions will be paid to the  broker-dealer of record,  as described in the
Prospectus,  on sales of Class A shares purchased with the redemption proceeds of  shares  of  another  mutual  fund  offered  as an  investment  option in a retirement  plan in which  Oppenheimer  funds are also  offered as  investment options  under a special  arrangement  with the  Distributor,  if the purchase occurs  more  than 30  days  after  the  Oppenheimer  funds  are  added  as an investment option under that plan.  Additionally,  that concession will not be paid on purchases  of Class A shares at net asset value by a  retirement  plan made  with  the  redemption  proceeds  of  Class  N  shares  of  one  or  more
Oppenheimer funds held by the plan for more than 18 months.

       o  Class B  Conversion  Under  current  interpretations  of  applicable federal  income tax law by the Internal  Revenue  Service,  the  conversion of
Class B shares to Class A shares  after six years is not  treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should  change,  the automatic  conversion  feature may be suspended.  In that event,  no further  conversions  of Class B shares would occur while that suspension  remained  in  effect.  Although  Class  B  shares  could  then  be exchanged  for Class A shares on the basis of relative  net asset value of the two classes,  without the  imposition  of a sales charge or fee, such exchange could  constitute  a  taxable  event  for the  shareholder,  and  absent  such exchange,  Class B shares  might  continue  to be subject  to the  asset-based sales charge for longer than six years.

      |X|  Availability  of Class N Shares.  In addition to the description of the types of retirement  plans which may purchase Class N shares  contained in the prospectus, Class N shares also are offered to the following:

o     to all rollover IRAs(including SEP IRAs and SIMPLE IRAs)
o     to  all  rollover   contributions   made  to  individual  401(k)  plans,
            Profit-Sharing Plans, and Money Purchase Pension Plans
o     to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group  Retirement  Plans (as defined in Appendix B to this  Statement of  Additional  Information)  which  have  entered  into a special agreement with the Distributor for that purpose,
o     to Retirement  Plans  qualified  under Sections  401(a) or 401(k) of the
            Internal  Revenue Code, the  recordkeeper  or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement  Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to  OppenheimerFunds-sponsored  Ascender  401(k)  plans that pay for the purchase with the redemption  proceeds of Class A shares of one or more Oppenheimer funds.
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      o Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian  fees,  Trustees'  fees,  transfer agency fees, legal  fees and  auditing  costs.  Those  expenses  are paid out of the Fund's assets and are not paid  directly by  shareholders.  However,  those  expenses reduce the net asset values of shares,  and therefore are indirectly  borne by shareholders through their investment.

      The  methodology  for  calculating  the net asset value,  dividends  and distributions  of the Fund's share classes  recognizes  two types of expenses.
General  expenses  that  do not  pertain  specifically  to any one  class  are allocated  pro rata to the shares of all classes.  The  allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each  class,  and then  equally to each  outstanding  share  within a given class. Such general expenses include  management fees, legal,  bookkeeping and audit fees, printing and mailing costs of shareholder  reports,  Prospectuses,
Statements  of  Additional   Information   and  other  materials  for  current
shareholders,   fees  to  unaffiliated  Trustees,  custodian  expenses,  share
issuance  costs,   organization  and  start-up  costs,  interest,   taxes  and
brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution  and service plan (12b-1) fees,  transfer and  shareholder  servicing agent fees and expenses,  and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, effective September 27, 2002, a
$12 annual fee will be charge on any account valued at less than $500.  This fee will not be charged for:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
   Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The first annual fee will be charged on or about September 27, 2002, and annually thereafter on or about the second to last business day of
September.  This annual fee will be waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service
Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for
                         ------------------------
instructions.

Determination  of Net Asset  Values Per Share.  The net asset values per share of each  class  of  shares  of the  Fund  are  determined  as of the  close of business of The New York Stock Exchange ("the  Exchange") on each day that the
Exchange is open. The  calculation is done by dividing the value of the Fund's net assets  attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may  close  earlier  on some  other  days  (for  example,  in case of  weather emergencies or on days falling before a U.S. holiday).  All references to time
in  this  Statement  of  Additional   Information  mean  "Eastern  time."  The
Exchange's  most  recent  annual  announcement  (which is  subject  to change)
states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther
King,  Jr. Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers  other than  Exchange  members  may  conduct  trading in certain securities  on days on which the  Exchange is closed  (including  weekends and holidays)  or after 4:00 P.M. on a regular  business  day.  Because the Fund's net asset values will not be  calculated  on those days,  the Fund's net asset values per share may be significantly  affected on such days when shareholders may not  purchase or redeem  shares.  Additionally,  trading on  European  and
Asian stock  exchanges  and  over-the-counter  markets  normally is  completed before the close of The New York Stock Exchange.

      Changes  in the values of  securities  traded on  foreign  exchanges  or markets as a result of events that occur after the prices of those  securities are determined,  but before the close of The New York Stock Exchange, will not be  reflected  in the  Fund's  calculation  of its net asset  values  that day unless the  Manager  determines  that the event is likely to effect a material change in the value of the  security.  The Manager,  or an internal  valuation
committee  established  by  the  Manager,  as  applicable,   may  establish  a
valuation,  under procedures established by the Board subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      Securities  Valuation.  The Fund's  Board of  Trustees  has  established procedures  for the  valuation  of the Fund's  securities.  In  general  those procedures are as follows:

      o Equity securities traded on a U.S.  securities  exchange or on Nasdaq(R)
are valued as follows:
      (1)   if last sale  information is regularly  reported,  they are valued at the last reported  sale price on the  principal  exchange on which they are traded or on Nasdaq, as applicable, on that day, or
      (2)   if last sale  information  is not  available on a valuation  date, they are  valued  at the  last  reported  sale  price  preceding  the valuation  date if it is within the spread of the  closing  "bid" and
         "asked"  prices  on the  valuation  date or, if not,  at the  closing
         "bid" price on the valuation date.

      o Equity securities traded on a foreign  securities  exchange  generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service  approved by the
         Board of Trustees, or
(2)   at the last sale price  obtained by the  Manager  from the report of the principal  exchange  on which  the  security  is  traded  at its last trading session on or immediately before the valuation date, or
(3)   at the mean  between  the "bid" and  "asked"  prices  obtained  from the principal  exchange on which the  security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

      o Long-term debt securities having a remaining  maturity in excess of 60 days are  valued  based on the mean  between  the  "bid"  and  "asked"  prices determined  by a portfolio  pricing  service  approved by the Fund's  Board of
Trustees  or  obtained by the  Manager  from two active  market  makers in the security on the basis of reasonable inquiry.

      o The following  securities are valued at the mean between the "bid" and
"asked" prices  determined by a pricing  service  approved by the Fund's Board of Trustees or obtained by the Manager  from two active  market  makers in the security on the basis of reasonable inquiry:
(1)   debt  instruments  that  have a  maturity  of more  than 397  days  when issued,
(2)   debt  instruments  that had a maturity  of 397 days or less when  issued and have a remaining maturity of more than 60 days, and
(3)   non-money  market  debt  instruments  that had a maturity of 397 days or less when  issued and which have a  remaining  maturity of 60 days or less.

      o  The   following   securities   are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money  market fund that had a maturity  of less than 397 days  when  issued  that have a  remaining maturity of 60 days or less, and
(2)   debt  instruments  held by a money  market  fund that  have a  remaining maturity of 397 days or less.

      o   Securities    (including    restricted    securities)   not   having
readily-available  market quotations are valued at fair value determined under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give  quotes,  a  security  may be priced at the mean  between  the
"bid" and "asked"  prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities,  mortgage-backed  securities, corporate bonds and foreign government securities,  when last sale information is not generally  available,  the Manager may use pricing services approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices  for  comparable  instruments  on the basis of  quality,  yield and maturity.  Other  special  factors  may be  involved  (such as the  tax-exempt status  of the  interest  paid by  municipal  securities).  The  Manager  will monitor the  accuracy of the pricing  services.  That  monitoring  may include comparing  prices  used for  portfolio  valuation  to actual  sales  prices of selected securities.

      The  closing  prices  in  the  London  foreign   exchange  market  on  a
particular  business day that are provided to the Manager by a bank, dealer or pricing  service  that the Manager has  determined  to be reliable are used to value foreign currency,  including forward  contracts,  and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts,  calls,  and  futures  are  valued at the last  sale  price on the principal  exchange on which they are traded or on Nasdaq,  as applicable,  as determined  by a pricing  service  approved by the Board of Trustees or by the
Manager.  If there  were no sales  that day,  they shall be valued at the last sale  price on the  preceding  trading  day if it is within  the spread of the closing  "bid" and "asked"  prices on the  principal  exchange or on Nasdaq on the  valuation  date.  If not, the value shall be the closing bid price on the principal  exchange or on Nasdaq on the  valuation  date.  If the put, call or future is not traded on an  exchange  or on Nasdaq,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market  makers.  In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option,  an amount equal to the premium received is included in the Fund's  Statement of Assets and Liabilities as an asset. An equivalent  credit  is  included  in the  liability  section.  The  credit  is adjusted  ("marked-to-market")  to reflect  the  current  market  value of the option.  In  determining  the  Fund's  gain on  investments,  if a call or put written by the Fund is  exercised,  the proceeds are  increased by the premium received.  If a call or put written by the Fund  expires,  the Fund has a gain in the  amount of the  premium.  If the Fund  enters  into a closing  purchase transaction,  it will have a gain or loss,  depending  on whether  the premium received  was more or less than the cost of the  closing  transaction.  If the
Fund  exercises  a put it holds,  the amount the Fund  receives on its sale of the  underlying  investment  is reduced  by the amount of premium  paid by the
Fund.

How to Sell Shares

The  information  below  supplements  the terms and  conditions  for redeeming shares set forth in the Prospectus.

Reinvestment Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:
      o Class A shares  purchased  subject to an initial sales charge or Class
A shares on which a contingent deferred sales charge was paid, or
      o Class B shares that were  subject to the Class B  contingent  deferred sales charge when redeemed.

      The  reinvestment  may be made  without  sales  charge  only in  Class A shares of the Fund or any of the other  Oppenheimer funds into which shares of the Fund are  exchangeable  as  described in "How to Exchange  Shares"  below.
Reinvestment  will be at the net asset value next computed  after the Transfer
Agent receives the  reinvestment  order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment.  This privilege does not apply to Class C or Class N  shares.  The  Fund may  amend,  suspend  or cease offering this  reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital  gain that was  realized  when the shares  were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain. If there has been a capital loss on the redemption,  some or all of the loss may not be tax deductible,  depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption  proceeds of
Fund shares on which a sales charge was paid are  reinvested  in shares of the
Fund or  another  of the  Oppenheimer  funds  within 90 days of payment of the sales  charge,  the  shareholder's  basis in the  shares of the Fund that were redeemed  may not  include  the amount of the sales  charge  paid.  That would reduce the loss or increase the gain recognized from the redemption.  However, in that  case the  sales  charge  would be  added to the  basis of the  shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that payment for shares  tendered
for   redemption  is  ordinarily   made  in  cash.   However,   under  certain
circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best  interests of the remaining  shareholders  of the
Fund to make payment of a redemption  order wholly or partly in cash.  In that case,  the  Fund  may pay the  redemption  proceeds  in  whole or in part by a distribution  "in kind" of liquid  securities  from the portfolio of the Fund, in lieu of cash.

      The Fund has  elected to be  governed  by Rule 18f-1 under the 1940 Act.
Under that rule,  the Fund is obligated to redeem  shares solely in cash up to the lesser of  $250,000  or 1% of the net assets of the Fund during any 90-day period for any one shareholder.  If shares are redeemed in kind, the redeeming shareholder  might incur  brokerage  or other costs in selling the  securities for cash.  The Fund will  value  securities  used to pay  redemptions  in kind using  the  same  method  the  Fund  uses to value  its  portfolio  securities described  above under  "Determination  of Net Asset  Values Per Share."  That
valuation will be made as of the time the redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the involuntary  redemption of the shares held in any account if the aggregate net asset  value of those  shares is less than $200 or such  lesser  amount as the Board may fix.  The Board  will not cause the  involuntary  redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board  exercises  this  right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).
The Board may  alternatively  set requirements for the shareholder to increase the  investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When  shares  subject  to a  contingent  deferred  sales  charge  are transferred,  the  transferred  shares will remain  subject to the  contingent deferred sales charge. It will be calculated as if the transferee  shareholder had  acquired the  transferred  shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares  held in an account  are  transferred,  and some but not all shares in the account  would be subject to a  contingent  deferred sales charge if redeemed at the time of transfer,  the priorities described in the  Prospectus  under "How to Buy Shares" for the  imposition of the Class B,
Class C and Class N  contingent  deferred  sales  charge  will be  followed in determining the order in which shares are transferred.

Distributions   From  Retirement  Plans.   Requests  for  distributions   from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  Simple IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the Transfer Agent at its
address  listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must
(1)   state the reason for the distribution;
(2)   state the owner's  awareness  of tax  penalties if the  distribution  is premature; and
(3)   conform to the  requirements of the plan and the Fund's other redemption requirements.

      Participants    (other   than    self-employed    plan    sponsors)   in
OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its  fiduciary  may not directly  request redemption of their accounts.  The plan  administrator  or fiduciary must sign the request.

      Distributions  from  pension  and profit  sharing  plans are  subject to special  requirements  under the Internal  Revenue Code and certain  documents
(available  from the Transfer  Agent) must be completed  and  submitted to the
Transfer  Agent  before  the  distribution  may be  made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal
Revenue Code, and IRS Form W-4P  (available  from the Transfer  Agent) must be submitted  to  the  Transfer  Agent  with  the  distribution  request,  or the distribution may be delayed.  Unless the shareholder has provided the Transfer
Agent with a certified tax  identification  number,  the Internal Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder elects not to have tax withheld.  The Fund, the Manager, the Distributor,  and
the  Transfer  Agent  assume  no   responsibility   to  determine   whether  a
distribution  satisfies the  conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The
Distributor  is the Fund's  agent to  repurchase  its shares  from  authorized dealers or brokers on behalf of their customers.  Shareholders  should contact their  broker or dealer to arrange  this type of  redemption.  The  repurchase price  per  share  will  be the  net  asset  value  next  computed  after  the
Distributor receives an order placed by the dealer or broker.  However, if the
Distributor  receives a  repurchase  order  from a dealer or broker  after the close of The New York Stock  Exchange  on a regular  business  day, it will be processed  at that  day's net asset  value if the  order was  received  by the dealer or broker from its  customers  prior to the time the  Exchange  closes.
Normally,  the  Exchange  closes at 4:00  P.M.,  but may do so earlier on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily,   for  accounts  redeemed  by  a  broker-dealer  under  this procedure,  payment will be made within three  business  days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents in proper form. The  signature(s)  of the  registered  owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can  authorize  the Transfer  Agent to redeem  shares
(having  a value of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal  Plan.  Shares will
be  redeemed   three  business  days  prior  to  the  date  requested  by  the shareholder for receipt of the payment.  Automatic withdrawals of up to $1,500 per month may be  requested  by  telephone if payments are to be made by check payable  to all  shareholders  of  record.  Payments  must also be sent to the address of record for the account and the address  must not have been  changed
within   the   prior   30   days.   Required   minimum    distributions   from
OppenheimerFunds-sponsored  retirement  plans  may  not be  arranged  on  this basis.

      Payments  are  normally   made  by  check,   but   shareholders   having
AccountLink  privileges  (see  "How  To  Buy  Shares")  may  arrange  to  have
Automatic  Withdrawal Plan payments transferred to the bank account designated on the account  application or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally  redeemed  pursuant to an Automatic
Withdrawal  Plan three business days before the payment  transmittal  date you select in the account  application.  If a  contingent  deferred  sales  charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

      The Fund cannot  guarantee  receipt of a payment on the date  requested.
The Fund reserves the right to amend,  suspend or  discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular  additional
Class A share purchases while  participating in an Automatic  Withdrawal Plan.
Class B,  Class C and Class N  shareholders  should  not  establish  automatic withdrawal  plans,  because  of the  potential  imposition  of the  contingent deferred sales charge on such  withdrawals  (except where the Class B, Class C or Class N  contingent  deferred  sales  charge  is  waived  as  described  in
Appendix B to this Statement of Additional Information).

      By requesting an Automatic  Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions  that apply to such plans, as stated below.
These  provisions  may be  amended  from time to time by the Fund  and/or  the
Distributor.   When  adopted,  any  amendments  will  automatically  apply  to existing Plans.

      Automatic Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a  pre-determined  amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly,  quarterly, semi-annual  or annual basis under an  Automatic  Exchange  Plan.  The minimum amount  that may be  exchanged  to each other fund  account is $25.  Effective
November  1, 2002  minimum  amount  that may be  exchanged  to each other fund account  is $50.  Instructions  should  be  provided  on the  OppenheimerFunds
Application or signature-guaranteed  instructions.  Exchanges made under these plans are subject to the restrictions  that apply to exchanges as set forth in
"How to Exchange  Shares" in the  Prospectus  and below in this  Statement  of
Additional Information.

      Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet withdrawal  payments.  Shares acquired  without a sales charge will be redeemed first.  Shares  acquired with reinvested  dividends and capital gains distributions will be redeemed next,  followed by shares acquired with a sales charge,  to the extent necessary to make withdrawal  payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under  these  plans  should  not be  considered  as a yield or  income on your investment.

      The Transfer Agent will administer the investor's  Automatic  Withdrawal
Plan as agent for the shareholder(s)  (the "Planholder") who executed the Plan authorization  and application  submitted to the Transfer  Agent.  Neither the
Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any  action  taken  or not  taken  by the  Transfer  Agent  in good  faith  to administer the Plan. Share  certificates  will not be issued for shares of the
Fund  purchased  for and held  under the Plan,  but the  Transfer  Agent  will credit all such shares to the account of the  Planholder on the records of the
Fund.  Any  share  certificates  held  by  a  Planholder  may  be  surrendered unendorsed to the Transfer Agent with the Plan  application so that the shares represented by the certificate may be held under the Plan.

      For accounts  subject to Automatic  Withdrawal  Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net  asset  value  without a sales  charge.  Dividends  on shares  held in the account may be paid in cash or reinvested.

      Shares  will be redeemed  to make  withdrawal  payments at the net asset value per share  determined  on the  redemption  date.  Checks or  AccountLink payments  representing  the  proceeds  of Plan  withdrawals  will  normally be transmitted  three business days prior to the date selected for receipt of the payment,  according  to the choice  specified  in  writing by the  Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement  payments and the address to which  checks are to be mailed or  AccountLink  payments are to be sent may be changed at any time by the  Planholder by writing to the Transfer  Agent.  The
Planholder   should  allow  at  least  two  weeks'  time  after  mailing  such notification  for the  requested  change to be put in effect.  The  Planholder may, at any time,  instruct  the  Transfer  Agent by written  notice to redeem all,  or any part of, the shares  held under the Plan.  That notice must be in
proper  form  in  accordance  with  the   requirements  of  the   then-current
Prospectus  of the Fund.  In that case,  the  Transfer  Agent will  redeem the number of shares  requested  at the net  asset  value per share in effect  and will mail a check for the proceeds to the Planholder.

      The  Planholder  may  terminate  a Plan at any  time by  writing  to the
Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate  a Plan.  The  Transfer  Agent will also  terminate  a Plan upon its receipt of  evidence  satisfactory  to it that the  Planholder  has died or is legally  incapacitated.  Upon  termination  of a Plan by the Transfer Agent or the Fund,  shares that have not been redeemed  will be held in  uncertificated form  in  the  name  of  the  Planholder.  The  account  will  continue  as  a
dividend-reinvestment,   uncertificated   account   unless  and  until  proper
instructions  are  received  from  the  Planholder,  his  or her  executor  or guardian, or another authorized person.

      To use  shares  held  under  the  Plan as  collateral  for a  debt,  the
Planholder  may request  issuance  of a portion of the shares in  certificated form.  Upon written  request  from the  Planholder,  the  Transfer  Agent will determine the number of shares for which a certificate  may be issued  without causing the withdrawal  checks to stop.  However,  should such  uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer  Agent ceases to act as transfer agent for the Fund, the
Planholder  will be deemed to have  appointed any successor  transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As  stated  in  the  Prospectus,   shares  of  a  particular   class  of
Oppenheimer  funds having more than one class of shares may be exchanged  only
for  shares  of  the  same  class  of  other  Oppenheimer  funds.   Shares  of
Oppenheimer  funds that have a single class  without a class  designation  are deemed  "Class A"  shares  for this  purpose.  You can  obtain a current  list
showing   which  funds   offer   which   classes  of  shares  by  calling  the
Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial Tax Exempt Trust
      Centennial California Tax Exempt Trust  Oppenheimer Concentrated Growth
                                              Fund
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust           Oppenheimer Real Estate Fund
      Centennial New York Tax Exempt Trust    Oppenheimer Special Value Fund

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Intermediate Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Rochester Fund Municipals
      Oppenheimer New Jersey Municipal Fund   Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New York Municipal Fund     Limited Term New York Municipal
                                              Fund

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Intermediate Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New York Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Disciplined Allocation Fund Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer Gold & Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or
      Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or
      Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund
      and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
      Distributor of eligibility for this privilege at the time the shares of
      Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend,  suspend or terminate the exchange  privilege at any time.  Although the Fund may impose these changes at any time, it will provide you  with  notice  of  those  changes  whenever  it  is  required  to do so by applicable  law.  It may be  required  to  provide  60 days'  notice  prior to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

         |X|      How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
   National Municipals and Rochester Fund Municipals) acquired by exchange of
   Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
   Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer
   Senior Floating Rate Fund acquired in the exchange. The Class A shares of
   Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior
   Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
   Market Fund, Inc. acquired by exchange of Class A shares of any
   Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the
   Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders  owning  shares of more than one class must  specify  which class of shares they wish to exchange.

      o Limits on Multiple  Exchange  Orders.  The Fund  reserves the right to reject telephone or written exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges of up to 50 accounts per day from  representatives  of authorized dealers that qualify for this privilege.
    o Telephone  Exchange  Requests.  When exchanging  shares by telephone,  a shareholder  must have an existing  account in the fund to which the  exchange is to be made. Otherwise,  the investors must obtain a prospectus of that fund before the exchange request may be submitted.  If all telephone lines are busy
(which  might  occur  for  example,   during  periods  of  substantial  market
fluctuations),  shareholders  might  not  be  able  to  request  exchanges  by telephone and would have to submit written exchange requests.

    o Processing  Exchange  Requests.  Shares to be exchanged  are redeemed on the regular  business day the Transfer Agent  receives an exchange  request in proper  form  (the  "Redemption  Date").  Normally,  shares  of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed  by either  fund up to five  business  days if it  determines  that it would be  disadvantaged by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the  right,  in its  discretion,  to refuse  any  exchange request  that may  disadvantage  it. For  example,  if the receipt of multiple exchange  requests  from a dealer might require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous to the Fund, the  Fund may  refuse  the  request.  When  you  exchange  some or all of your shares from one fund to another,  any special account feature such as an Asset
Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account  unless you tell the  Transfer  Agent not to do so.  However,  special redemption  and  exchange  features  such  as  Automatic  Exchange  Plans  and
Automatic  Withdrawal  Plans  cannot be switched to an account in  Oppenheimer
Senior Floating Rate Fund.

      In connection with any exchange request,  the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information,  or would include  shares  covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different  Oppenheimer  funds  available for exchange have different investment  objectives,  policies and risks. A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and should be aware  of  the  tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of  another.  "Reinvestment  Privilege,"  above, discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases.  The Fund, the  Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in  connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

      Dividends  and  Distributions.  The Fund has no fixed  dividend rate and there  can  be no  assurance  as to  the  payment  of  any  dividends  or  the realization of any capital gains.  The dividends and  distributions  paid by a class of shares will vary from time to time  depending  on market  conditions, the  composition  of the Fund's  portfolio,  and expenses borne by the Fund or borne separately by a class.  Dividends are calculated in the same manner,  at the  same  time,  and on the  same day for  each  class  of  shares.  However, dividends  on Class B,  Class C and Class N shares  are  expected  to be lower than  dividends  on Class A  shares.  That is  because  of the  effect  of the asset-based  sales  charge  on  Class B,  Class C and  Class N  shares.  Those dividends  will also differ in amount as a  consequence  of any  difference in the net asset values of the different classes of shares.

      Dividends,  distributions  and proceeds of the redemption of Fund shares represented by checks  returned to the Transfer Agent by the Postal Service as undeliverable  will be invested in shares of  Oppenheimer  Money  Market Fund,
Inc.  Reinvestment  will be made as promptly  as possible  after the return of such checks to the Transfer  Agent, to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts may be subject to state escheatment laws, and the Fund and the Transfer  Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's  Dividends,  Distributions and Redemptions of Shares.
The  federal  tax  treatment  of  the  Fund's   dividends  and  capital  gains
distributions is briefly highlighted in the prospectus.  The following is only a summary of certain  additional tax  considerations  generally  affecting the
Fund and its shareholders.

      The tax  discussion in the  Prospectus  and this Statement of Additional
Information  is based on tax law in effect on the date of the  Prospectus  and this Statement of Additional  Information.  Those laws and  regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with
retroactive  effect.   State  and  local  tax  treatment  of  ordinary  income
dividends and capital gain dividends from regulated  investment  companies may differ from the treatment  under the Internal  Revenue Code  described  below.
Potential  purchasers  of shares of the Fund are  urged to  consult  their tax advisers with  specific  reference to their own tax  circumstances  as well as
the  consequences  of  federal,   state  and  local  tax  rules  affecting  an
investment in the Fund.

      |X|   Qualification as a Regulated Investment Company.  The Fund has
elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      |X|  Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.
The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions  by the Fund will be treated in the manner described above regardless  of whether the  distributions  are paid in cash or  reinvested  in additional shares of the Fund (or of another fund).  Shareholders  receiving a distribution  in the form of additional  shares will be treated as receiving a distribution  in an  amount  equal to the  fair  market  value  of the  shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification
                                            -------
number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

          |X|   Tax Effects of Redemptions of Shares. If a shareholder
redeems all or a portion of his/her shares, the shareholder will recognize a
                        -
gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the
Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

           |X|   Foreign Shareholders.  Under U.S. tax law, taxation of a
shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax  consequences to foreign persons  entitled to claim the benefits of an  applicable  tax treaty may be different  from those  described  herein.
Foreign  shareholders  are urged to consult their own tax advisors or the U.S.
Internal  Revenue  Service with respect to the particular tax  consequences to them of an investment in the Fund,  including  the  applicability  of the U.S.
withholding taxes described above.

Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or  capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds listed above.  Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or  distribution.
To elect this  option,  the  shareholder  must  notify the  Transfer  Agent in
writing  and  must  have  an  existing   account  in  the  fund  selected  for
reinvestment.  Otherwise the  shareholder  first must obtain a prospectus  for that fund and an  application  from the  Distributor  to establish an account.
Dividends and/or  distributions from shares of certain other Oppenheimer funds
(other than  Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The  Distributor.  The Fund's  shares are sold  through  dealers,  brokers and
other   financial    institutions   that   have   a   sales   agreement   with
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's  Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent, is
a division  of the  Manager.  It is  responsible  for  maintaining  the Fund's shareholder  registry  and  shareholder  accounting  records,  and for  paying dividends  and  distributions  to  shareholders.  It also handles  shareholder servicing and  administrative  functions.  It serves as the Transfer Agent for an annual per account  fee. It also acts as  shareholder  servicing  agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer  Agent at the address and toll-free  numbers shown on the back cover.

The  Custodian.  The Bank of New York is the  custodian of the Fund's  assets.
The  custodian's  responsibilities  include  safeguarding  and controlling the
Fund's  portfolio  securities and handling the delivery of such  securities to and from  the  Fund.  It will be the  practice  of the  Fund to deal  with the custodian in a manner  uninfluenced by any banking  relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances with the  custodian  in excess of $100,000  are not  protected  by Federal  deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors.  KPMG LLP are the independent auditors of the Fund. They audit  the  Fund's  financial  statements  and  perform  other  related  audit services.  They also act as auditors  for certain  other funds  advised by the
Manager and its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER GOLD & SPECIAL MINERALS FUND:

     We have audited the  accompanying  statement of assets and  liabilities  of
Oppenheimer   Gold  &  Special   Minerals  Fund,   including  the  statement  of
investments,  as of June 30, 2002,  and the related  statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,  and the  financial  highlights  for each of the five years in the period then ended.  These  financial  statements and financial highlights are the responsibility of the Fund's  management.  Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by  correspondence  with the custodian and brokers or by other appropriate  auditing  procedures where replies from brokers were not received.  An audit also includes  assessing the accounting  principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer Gold & Special Minerals Fund as of June 30, 2002, the results of its operations  for the year then  ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the  five  years  in the  period  then  ended,  in  conformity  with  accounting principles generally accepted in the United States of America.

/s/KPMG LLP
   KPMG LLP

 Denver, Colorado
 July 22, 2002

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  June 30, 2002
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
================================================================================
 COMMON STOCKS--99.8%
--------------------------------------------------------------------------------
 INDUSTRIALS--1.1%
--------------------------------------------------------------------------------
 BUILDING PRODUCTS--1.1%
 Intermet Corp.                                        180,000   $  1,933,200
--------------------------------------------------------------------------------
 MATERIALS--97.8%
--------------------------------------------------------------------------------
 METALS & MINING--97.8%
 Agnico-Eagle Mines Ltd.                               580,000      8,427,905
--------------------------------------------------------------------------------
 Anglo American Platinum Corp. Ltd.                    140,600      5,523,084
--------------------------------------------------------------------------------
 AngloGold Ltd.                                         61,500      3,268,865
--------------------------------------------------------------------------------
 AngloGold Ltd., CUFS                                  337,240      1,893,265
--------------------------------------------------------------------------------
 AngloGold Ltd., Sponsored ADR                         244,007      6,363,703
--------------------------------------------------------------------------------
 Aquarius Platinum Ltd.                                100,300        567,026
--------------------------------------------------------------------------------
 Ashanti Goldfields Co. Ltd., Sponsored GDR(1)       1,431,220      7,027,290
--------------------------------------------------------------------------------
 Aur Resources, Inc.(1)                                600,000      1,846,275
--------------------------------------------------------------------------------
 Avgold Ltd.(1)                                      1,330,000      1,032,008
--------------------------------------------------------------------------------
 Barrick Gold Corp.                                    479,000      9,096,210
--------------------------------------------------------------------------------
 Bema Gold Corp.(1)                                  1,205,200      1,600,700
--------------------------------------------------------------------------------
 Brancote Holdings plc(1)                              282,000        857,556
--------------------------------------------------------------------------------
 Cambior, Inc.(1)                                    1,048,900      1,158,624
--------------------------------------------------------------------------------
 Crystallex International Corp.(1)                     402,000        719,580
--------------------------------------------------------------------------------
 Durban Roodepoort Deep Ltd.(1)                        277,047      1,155,213
--------------------------------------------------------------------------------
 Echo Bay Mines Ltd.(1)                              1,300,000      1,495,000
--------------------------------------------------------------------------------
 Eldorado Gold Corp. Ltd.(1)                         1,500,000      1,193,372
--------------------------------------------------------------------------------
 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)        481,100      8,587,635
--------------------------------------------------------------------------------
 Gabriel Resources Ltd.(1)                             200,000        671,971
--------------------------------------------------------------------------------
 Gencor Ltd.                                           620,000      2,706,111
--------------------------------------------------------------------------------
 Gerdau SA, Preference                              15,700,000        161,379
--------------------------------------------------------------------------------
 Glamis Gold Ltd.(1)                                   950,900      8,359,217
--------------------------------------------------------------------------------
 Gold Fields Ltd.                                      602,147      7,113,628
--------------------------------------------------------------------------------
 Goldcorp, Inc.                                        857,800      8,759,047
--------------------------------------------------------------------------------
 Golden Star Resources Ltd.(1)                         530,000        958,314
--------------------------------------------------------------------------------
 Harmony Gold Mining Co.                               554,600      7,638,526
--------------------------------------------------------------------------------
 High River Gold Mines Ltd.(1)                         598,500        668,979
--------------------------------------------------------------------------------
 IAMGOLD Corp.                                         530,000      2,038,596
--------------------------------------------------------------------------------
 Impala Platinum Holdings Ltd.                         115,500      6,405,713
--------------------------------------------------------------------------------
 Johnson Matthey plc                                   160,900      2,462,409
--------------------------------------------------------------------------------
 Kinross Gold Corp.(1)                               1,268,700      2,836,202
--------------------------------------------------------------------------------
 Lihir Gold Ltd.(1)                                  2,500,000      1,880,690
--------------------------------------------------------------------------------
 Meridian Gold, Inc.(1)                                500,400      8,126,688
--------------------------------------------------------------------------------
 Miramar Mining Corp.(1)                             1,000,000      1,078,309
--------------------------------------------------------------------------------
 Newcrest Mining Ltd.                                  708,997      3,017,074

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 METALS & MINING Continued
 Newmont Mining Corp. (Holding Co.)                    322,915   $  8,502,352
--------------------------------------------------------------------------------
 Normandy NFM Ltd.                                     103,000        954,099
--------------------------------------------------------------------------------
 North American Palladium Ltd.(1)                      362,900      2,099,757
--------------------------------------------------------------------------------
 Northam Platinum Ltd.                                 510,100        823,779
--------------------------------------------------------------------------------
 Pan American Silver Corp.(1)                          160,700      1,200,429
--------------------------------------------------------------------------------
 Pechiney SA                                            39,010      1,781,840
--------------------------------------------------------------------------------
 Phelps Dodge Corp.                                    151,800      6,254,160
--------------------------------------------------------------------------------
 Placer Dome, Inc.                                     710,000      7,959,100
--------------------------------------------------------------------------------
 Repadre Capital Corp.(1)                              341,500      1,773,851
--------------------------------------------------------------------------------
 Rio Narcea Gold Mines Ltd.(1)                         220,000        224,209
--------------------------------------------------------------------------------
 River Gold Mines Ltd.(1)                              211,700        466,300
--------------------------------------------------------------------------------
 Royal Gold, Inc.                                      200,000      2,732,000
--------------------------------------------------------------------------------
 Sons of Gwalia Ltd.                                   653,019      2,217,959
--------------------------------------------------------------------------------
 Trans Hex Group Ltd.                                  145,300        271,292
--------------------------------------------------------------------------------
 TVX Gold, Inc.(1)                                   3,103,100      4,344,340

---------------
                                                                  168,301,631
--------------------------------------------------------------------------------
 UTILITIES--0.9%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.9%
 Teck Cominco Ltd., Cl. B                              160,000      1,446,513

---------------
 Total Common Stocks (Cost $142,391,107)                          171,681,344

                                                         UNITS
================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
 Goldcorp, Inc. Wts., Exp. 4/30/07(1) (Cost $0)          7,500         48,750

                                                     PRINCIPAL
                                                        AMOUNT
================================================================================
 REPURCHASE AGREEMENTS--2.9%
 Repurchase agreement with Zion
 Bank/Capital Markets Group, 1.87%, dated
 6/28/02, to be repurchased at $4,928,768
 on 7/1/02, collateralized by U.S.
 Treasury Nts., 6.50%, 10/15/06, with a
 value of $4,898,174 and U.S. Treasury
 Bills, 9/5/02, with a value of $136,561
 (Cost $4,928,000)                                  $4,928,000      4,928,000

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $147,319,107)         102.7%   176,658,094
--------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                    (2.7)
(4,623,532)

-----------------------
 NET ASSETS                                              100.0%  $172,034,562

=======================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A
PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION           MARKET VALUE         PERCENT
---------------------------------------------------------------------
 Canada                                 $ 76,383,658            43.2%
 South Africa                             49,329,212            27.9
 United States                            34,432,347            19.5
 Australia                                10,530,113             6.0
 Great Britain                             3,319,965             1.9
 France                                    1,781,840             1.0
 China                                       719,580             0.4
 Brazil                                      161,379             0.1
                                        -----------------------------
 Total                                  $176,658,094           100.0%
                                        =============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  June 30, 2002
--------------------------------------------------------------------------------

================================================================================
 ASSETS

 Investments, at value (cost $147,319,107)--
 see accompanying statement                                      $176,658,094
--------------------------------------------------------------------------------
 Cash                                                                  47,513
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                    251
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                   2,835,639
 Shares of beneficial interest sold                                 1,008,907
 Interest and dividends                                                44,721
 Other                                                                  2,581

----------------
 Total assets                                                     180,597,706

================================================================================
 LIABILITIES
 Unrealized depreciation on foreign currency contracts                    957
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                              5,858,290
 Shares of beneficial interest redeemed                             2,428,101
 Shareholder reports                                                   98,749
 Distribution and service plan fees                                    97,296
 Transfer and shareholder servicing agent fees                         35,772
 Trustees' compensation                                                22,992
 Other                                                                 20,987

----------------
 Total liabilities                                                  8,563,144

================================================================================
 NET ASSETS                                                      $172,034,562

================

================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                 $160,512,079
--------------------------------------------------------------------------------
 Overdistributed net investment income
(4,106,959)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments and
 foreign currency transactions
(13,719,049)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies       29,348,491

----------------
 NET ASSETS                                                      $172,034,562

================

============================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $117,793,935 and 8,808,974 shares of beneficial interest
outstanding)                $13.37
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering
price)                                                             $14.19
--------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$36,584,572
 and 2,791,680 shares of beneficial interest
outstanding)                             $13.10
--------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$17,525,953
 and 1,336,953 shares of beneficial interest
outstanding)                             $13.11
--------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $130,102
and
 9,772 shares of beneficial interest
outstanding)                                     $13.31

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended June 30, 2002
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $68,403)          $ 1,914,123
--------------------------------------------------------------------------------
 Interest                                                              52,156

--------------
 Total investment income                                            1,966,279
================================================================================
 EXPENSES
 Management fees                                                      828,649
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              177,506
 Class B                                                              230,757
 Class C                                                              110,618
 Class N                                                                  173
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              244,696
 Class B                                                               73,776
 Class C                                                               35,379
 Class N                                                                  100
--------------------------------------------------------------------------------
 Shareholder reports                                                  116,810
--------------------------------------------------------------------------------
 Custodian fees and expenses                                           20,827
--------------------------------------------------------------------------------
 Other                                                                 26,517

--------------
 Total expenses                                                     1,865,808
 Less reduction to custodian expenses
(592)
 Less voluntary waiver of transfer and shareholder servicing agent fees -- Class A, B, C and N
(1,569)

--------------
 Net expenses                                                       1,863,647

================================================================================
 NET INVESTMENT INCOME                                                102,632

================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                        7,441,257
 Foreign currency transactions
(3,590,844)

--------------
 Net realized gain                                                  3,850,413
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                       28,013,219
 Translation of assets and liabilities denominated in
 foreign currencies                                                 3,350,494

--------------
 Net change                                                        31,363,713

--------------
 Net realized and unrealized gain                                  35,214,126

================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $35,316,758

==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED JUNE 30,                                         2002
2001
================================================================================
 OPERATIONS
 Net investment income                               $    102,632  $
1,197,915
--------------------------------------------------------------------------------
 Net realized gain                                      3,850,413
4,409,891
--------------------------------------------------------------------------------
 Net change in unrealized appreciation                 31,363,713
5,490,279

---------------------------
 Net increase in net assets resulting from operations  35,316,758
11,098,085

================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                               (2,919,810)
(1,403,871)
 Class B                                                 (757,411)
(231,348)
 Class C                                                 (375,330)
(130,855)
 Class N                                                     (117)
--

================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                               38,946,250
(10,137,324)
 Class B                                               12,864,587
(1,141,631)
 Class C                                                6,206,870
1,090,692
 Class N                                                  123,549
1,000

================================================================================
 NET ASSETS
 Total increase (decrease)                             89,405,346
(855,252)
--------------------------------------------------------------------------------
 Beginning of period                                   82,629,216
83,484,468

---------------------------
 End of period (including overdistributed net
 investment income of $4,106,959 and $882,970,
 respectively)                                       $172,034,562  $
82,629,216

===========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

 CLASS A        YEAR ENDED JUNE 30,                  2002      2001
2000      1999      1998
===================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 9.91     $8.80
$9.85     $8.81    $12.68
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income                                .19       .14
..06       .06       .04
 Net realized and unrealized gain (loss)             3.74      1.20
(.91)     1.00     (3.87)

-------------------------------------------------
 Total from investment operations                    3.93      1.34
(.85)     1.06     (3.83)
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.47)     (.23)
(.20)     (.02)     (.04)

-------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (.47)     (.23)
(.20)     (.02)     (.04)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $13.37     $9.91
$8.80     $9.85    $ 8.81

=================================================

===================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                41.56%    15.60%
(8.83)%   12.03%   (30.23)%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)        $117,794   $57,294
$61,298   $78,514  $ 78,458
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $ 76,482   $54,347
$72,512   $78,932  $102,501
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                               0.34%     1.82%
0.66%     0.62%     0.32%
 Expenses                                            1.45%     1.34%
1.41%     1.62%     1.43%(3)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               60%       25%
36%       45%       65%

1. Assumes an investment on the business day before the first day of the fiscal period, with all
dividends and distributions reinvested in additional shares on the reinvestment date, and redemption
at the net asset value calculated on the last business day of the fiscal period. Sales charges are
not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 CLASS B        YEAR ENDED JUNE 30,                  2002      2001
2000      1999      1998
===================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 9.73     $8.63
$9.67     $8.70    $12.56
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         .16       .09
..01        --      (.01)
 Net realized and unrealized gain (loss)             3.62      1.16
(.92)      .97     (3.85)

------------------------------------------------
 Total from investment operations                    3.78      1.25
(.91)      .97     (3.86)
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.41)     (.15)
(.13)       --     --

------------------------------------------------
 Total dividends and/or
distributions
 to shareholders                                     (.41)     (.15)
(.13)       --     --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $13.10     $9.73
$8.63     $9.67    $ 8.70

================================================

===================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                40.46%    14.76%
(9.52)%   11.15%   (30.73)%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)         $36,585   $16,990
$15,907   $14,528   $10,681
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $23,133   $14,554
$16,624   $12,369   $10,150
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                       (0.51)%    0.98%
(0.17)%   (0.22)%   (0.41)%
 Expenses                                            2.22%     2.11%
2.19%     2.41%     2.21%(3)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               60%       25%
36%       45%       65%

1. Assumes an investment on the business day before the first day of the fiscal period, with all
dividends and distributions reinvested in additional shares on the reinvestment date, and redemption
at the net asset value calculated on the last business day of the fiscal period. Sales charges are
not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

 CLASS C        YEAR ENDED JUNE 30,                  2002      2001
2000      1999      1998
===================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 9.74     $8.66
$9.69     $8.72    $12.59
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         .15       .13
..01      (.02)     (.01)
 Net realized and unrealized gain (loss)             3.63      1.12
(.91)      .99     (3.86)

------------------------------------------------
 Total from investment operations                    3.78      1.25
(.90)      .97     (3.87)
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.41)     (.17)
(.13)       --        --

------------------------------------------------
 Total dividends and/or
distributions
 to shareholders                                     (.41)     (.17)
(.13)       --        --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $13.11     $9.74
$8.66     $9.69    $ 8.72

================================================

===================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                40.46%    14.71%
(9.42)%   11.12%   (30.74)%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)         $17,526    $8,344
$6,279    $5,900    $5,271
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $11,090    $6,714
$6,579    $5,276    $4,215
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                       (0.38)%    1.01%
(0.13)%   (0.22)%   (0.41)%
 Expenses                                            2.22%     2.11%
2.19%     2.40%     2.20%(3)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               60%       25%
36%       45%       65%

1. Assumes an investment on the business day before the first day of the fiscal period, with all
dividends and distributions reinvested in additional shares on the reinvestment date, and redemption
at the net asset value calculated on the last business day of the fiscal period. Sales charges are
not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

 CLASS N        YEAR ENDED JUNE 30,                    2002      2001(1)
=======================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $ 9.89     $9.11
-----------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           .47      (.06)
 Net realized and unrealized gain                      3.40       .84
                                                     ------------------
 Total from investment operations                      3.87       .78
-----------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.45)     --
                                                     ------------------
 Total dividends and/or distributions
 to shareholders                                       (.45)     --
-----------------------------------------------------------------------
 Net asset value, end of period                      $13.31     $9.89
                                                     ==================

=======================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                  40.97%     8.56%

=======================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)              $130        $1
-----------------------------------------------------------------------
 Average net assets (in thousands)                     $ 34        $1
-----------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                          1.87%    (2.09)%
 Expenses                                              1.69%     1.11%
-----------------------------------------------------------------------
 Portfolio turnover rate                                 60%       25%

1. For the period from March 1, 2001 (inception of offering) to June 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

21 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the
 Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the
 Manager).

    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares
 are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a
 front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans
 that offer Class N shares may impose charges on those accounts. All classes of
 shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having
 its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently
 followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock
Exchanges
 or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last
 sale price on the prior trading day, if it is within the spread of the closing
 bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at
 amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained
 in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related
 to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such
 transactions.

    The effect of changes in foreign currency exchange rates on investments is
 separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

22 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of
 the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention
 of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated daily
 to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

    As of June 30, 2002, the Fund had approximately $1,706,000 of post-October
 foreign currency losses which were deferred. If unutilized by the Fund in the
 following fiscal year, such losses will expire.

 As of June 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                            EXPIRING
                            ------------------------
                            2006        $  1,806,412
                            2007           9,596,997
                                        ------------
                            Total       $ 11,403,409
                                        ============

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 June 30, 2002, the Fund's projected benefit obligations were increased by
 $1,676 and payments of $5,105 were made to retired trustees, resulting in an accumulated liability of $22,385 as of June 30, 2002.

23 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all
or
 a portion of annual compensation they are entitled to receive from the Fund.
 Under the plan, the compensation deferred is periodically adjusted as though an
 equivalent amount had been invested for the Board of Trustees in shares of one
 or more Oppenheimer funds selected by the trustee. The amount paid to the
Board
 of Trustees under the plan will be determined based upon the performance of the
 selected funds. Deferral of trustees' fees under the plan will not affect the
 net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations,
 are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net
investment
 income (loss) and net realized gain (loss) may differ for financial statement
 and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net
 investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed
 may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions
 determined in accordance with income tax regulations. Accordingly, during the
 year ended June 30, 2002, amounts have been reclassified to reflect a decrease
 in overdistributed net investment income of $726,047. Accumulated net realized
 loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended June 30, 2002 and June 30, 2001 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                        JUNE 30, 2002     JUNE 30, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $4,052,668        $1,766,074
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                           ----------------------------
                 Total                     $4,052,668        $1,766,074
                                           ============================

24 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

 As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net investment income    $(4,106,959)
                 Accumulated net realized loss            (13,719,049)
                 Net unrealized appreciation               29,348,491
                                                          ------------
                 Total                                    $11,522,483
                                                          ============

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon
 ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts
 of assets and liabilities and disclosure of contingent assets and liabilities
 at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

25 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

================================================================================
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED JUNE 30, 2002    YEAR ENDED JUNE 30,
2001(1)
                                SHARES        AMOUNT         SHARES
AMOUNT
-----------------------------------------------------------------------------------

 CLASS A
 Sold                        8,322,140  $100,331,213      5,224,865   $
46,633,517
 Dividends and/or
 distributions reinvested      267,270     2,541,740        143,540
1,222,967
 Redeemed                   (5,561,982)  (63,926,703)    (6,553,595)
(57,993,808)

------------------------------------------------------
 Net increase (decrease)     3,027,428   $38,946,250     (1,185,190)
$(10,137,324)

======================================================

-----------------------------------------------------------------------------------
 CLASS B
 Sold                        3,660,475  $ 41,852,656      4,414,845   $
37,812,588
 Dividends and/or
 distributions reinvested       62,421       584,267         22,064
185,343
 Redeemed                   (2,677,452)  (29,572,336)    (4,534,066)
(39,139,562)

------------------------------------------------------
 Net increase (decrease)     1,045,444  $ 12,864,587        (97,157)  $
(1,141,631)

======================================================

-----------------------------------------------------------------------------------
 CLASS C
 Sold                        1,579,176  $ 19,362,036      2,747,064   $
24,085,687
 Dividends and/or
 distributions reinvested       33,318       311,857         12,914
108,479
 Redeemed                   (1,132,516)  (13,467,023)    (2,628,500)
(23,103,474)

------------------------------------------------------
 Net increase                  479,978  $  6,206,870        131,478   $
1,090,692

======================================================

-----------------------------------------------------------------------------------
 CLASS N
 Sold                           28,371  $    370,114         109.76   $
1,000
 Dividends and/or
 distributions reinvested            7            67
--             --
 Redeemed                      (18,716)     (246,632)
--             --

------------------------------------------------------
 Net increase                    9,662  $    123,549         109.76   $
1,000

======================================================

 1. For the year ended June 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to June 30, 2001, for
Class N
 shares.

================================================================================
 3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2002, was
$121,963,115
 and $65,733,553, respectively.

 As of June 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $153,763,822 was composed of:

            Gross unrealized appreciation    $32,735,003
            Gross unrealized depreciation     (9,840,731)
                                             -----------
            Net unrealized appreciation      $22,894,272
                                             ===========

26 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

    The difference between book-basis and tax-basis unrealized appreciation
and
 depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of
 unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. FEES AND OTHER TRANSACTION WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
 0.75% of the first $200 million of average annual net assets, 0.72% of the next
 $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million,
 and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended June 30, 2002 was an annualized rate of
 0.75%.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
The
 Fund pays OFS a $19.75 per account fee.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees for all classes, up to an annual rate of 0.35% of average net assets per
 class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's
Agreement
 with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as
 the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                 AGGREGATE         CLASS A     CONCESSIONS
CONCESSIONS     CONCESSIONS       CONCESSIONS
                 FRONT-END       FRONT-END      ON CLASS A      ON CLASS
B      ON CLASS C        ON CLASS N
             SALES CHARGES   SALES CHARGES          SHARES
SHARES          SHARES            SHARES
                ON CLASS A     RETAINED BY     ADVANCED BY     ADVANCED
BY     ADVANCED BY       ADVANCED BY
 YEAR ENDED         SHARES     DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)
DISTRIBUTOR(1)    DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------

 June 30, 2002    $378,792         $91,895         $18,805
$527,097        $120,818            $3,208

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and
for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               CLASS A        CLASS B        CLASS C
CLASS N
                            CONTINGENT     CONTINGENT     CONTINGENT
CONTINGENT
                              DEFERRED       DEFERRED       DEFERRED
DEFERRED
                         SALES CHARGES  SALES CHARGES  SALES CHARGES   SALES
CHARGES
                           RETAINED BY    RETAINED BY    RETAINED BY
RETAINED BY
 YEAR ENDED                DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
DISTRIBUTOR
-------------------------------------------------------------------------------------

 June 30, 2002                     $--       $103,742
$23,927             $--

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for
Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made
 quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended June 30, 2002, payments under the Class A Plan totaled $177,506, all of which were paid by the
Distributor to
 recipients, and included $5,047 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in
 any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and
Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based
 sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year
 on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended June 30, 2002, were as follows:

DISTRIBUTOR'S

DISTRIBUTOR'S      AGGREGATE
                                                               AGGREGATE
UNREIMBURSED
                                                            UNREIMBURSED
EXPENSES AS %
                          TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES  OF
NET ASSETS
                              UNDER PLAN   BY DISTRIBUTOR     UNDER
PLAN       OF CLASS
----------------------------------------------------------------------------------------

 Class B Plan                   $230,757         $188,453
$1,261,211           3.45%
 Class C Plan                    110,618           44,544
317,690           1.81
 Class N Plan                        173              173
5,414           4.16

================================================================================
 5. FOREIGN CURRENCY CONTRACTS

     A foreign  currency  contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency  contracts  for  operational  purposes  and to seek to protect  against adverse  exchange  rate  fluctuations.  Risks to the Fund include the  potential inability of the counterparty to meet the terms of the contract.

     The net U.S.  dollar value of foreign  currency  underlying all contractual commitments  held by the  Fund  and the  resulting  unrealized  appreciation  or depreciation are determined using foreign currency exchange rates as provided by a  reliable  bank,  dealer  or  pricing  service.  Unrealized  appreciation  and depreciation  on foreign  currency  contracts  are reported in the  Statement of
Assets and  Liabilities  as a  receivable  or payable  and in the  Statement  of
Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or  settlement  of the foreign currency transactions.  Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of June 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                                            CONTRACT       VALUATION
                             EXPIRATION       AMOUNT           AS OF
UNREALIZED     UNREALIZED
 CONTRACT DESCRIPTION             DATES       (000S)   JUNE 30, 2002
APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 British Pound Sterling (GBP)    7/1/02           88GBP
$134,090          $  9           $ --
 South African Rand (ZAR)        7/1/02          387ZAR
37,491           242             --

--------------------

251             --

--------------------
 CONTRACTS TO SELL
 South African Rand (ZAR) 7/1/02-7/2/02        2,031ZAR
197,010            --            957

--------------------
 Total Unrealized Appreciation and
Depreciation                               $251           $957

====================

================================================================================
 6. BANK BORROWINGS

     The Fund  may  borrow  from a bank  for  temporary  or  emergency  purposes including, without limitation, funding of shareholder redemptions provided asset coverage for  borrowings  exceeds  300%.  The Fund has entered into an agreement which enables it to  participate  with other  Oppenheimer  funds in an unsecured line of  credit  with a  bank,  which  permits  borrowings  up to $400  million, collectively.  Interest is charged to each fund,  based on its borrowings,  at a rate equal to the Federal Funds Rate plus 0.45%.  Borrowings  are payable within
30 days after such loan is executed.  The Fund also pays a commitment  fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

 The Fund had no borrowings outstanding during the year ended or at June 30,
 2002.

29 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                  Appendix A

                           Industry Classifications

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies     Media
Communications Equipment           Metals & Mining
Computers & Peripherals            Multiline Retail
Construction & Engineering         Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging             Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

                                   Appendix B

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
      1) plans qualified under Sections 401(a) or 401(k) of the Internal
         Revenue Code,
      2) non-qualified deferred compensation plans,
      3) employee benefit plans3
      4) Group Retirement Plans4
      5) 403(b)(7) custodial plan accounts
      6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

   There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within
18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred
Sales Charge."5 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
      (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
      certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
      1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
      2) by a direct rollover of a distribution from a qualified Retirement
         Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
      1) The record keeping is performed by Merrill Lynch Pierce Fenner &
         Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
         Retirement Plan. On the date the plan sponsor signs the
         record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
         Management, L.P. ("MLIM"), that are made available under a Service
         Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM
         (the funds described in (a) and (b) are referred to as "Applicable
         Investments").
      2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
         Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds)
         invested in Applicable Investments.
      3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

          II. Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
      Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
      in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
      Advisors) whose Class B or Class C shares of a Former Quest for Value
      Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
      24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
      Value Advisors to purchase shares of any of the Former Quest for Value
      Funds at net asset value, with such shares to be held through
      DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
      31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
      (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
      Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
      Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
      Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
      1) Following the death or disability (as defined in the Internal
         Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
         established.
      2) To return excess contributions.
      3) To return contributions made due to a mistake of fact.
      4) Hardship withdrawals, as defined in the plan.6
      5) Under a Qualified Domestic Relations Order, as defined in the
         Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
         Revenue Code.
      6) To meet the minimum distribution requirements of the Internal
         Revenue Code.
      7) To make "substantially equal periodic payments" as described in
         Section 72(t) of the Internal Revenue Code.
      8) For loans to participants or beneficiaries.
      9) Separation from service.7
      10)   Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
         Distributor.
      11)   Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored
         IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
      Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
      Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder.  The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class
      C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class
      C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
      1) Following the death or disability (as defined in the Internal
         Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
         established in an Oppenheimer fund.
      2) To return excess contributions made to a participant's account.
      3) To return contributions made due to a mistake of fact.
      4) To make hardship withdrawals, as defined in the plan.9
      5) To make distributions required under a Qualified Domestic Relations
         Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
      6) To meet the minimum distribution requirements of the Internal
         Revenue Code.
      7) To make "substantially equal periodic payments" as described in
         Section 72(t) of the Internal Revenue Code.
      8) For loans to participants or beneficiaries.10
      9) On account of the participant's separation from service.11
      10)   Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
      11)   Distributions made on account of a plan termination or
         "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
      12)   For distributions from a participant's account under an Automatic
         Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
      13)   Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      14)   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
      Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
      I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
         Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds. To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
      Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another
      Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
      November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders. Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

(1)   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In
         the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
         Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

       V. Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
      1) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual
         Funds, and
      2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
      1) any purchaser, provided the total initial amount invested in the
         Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
         Combined Purchases, Statement of Intention and Rights of
         Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
         Connecticut Mutual Funds or a Fund into which such Fund merged;
      2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
         Former Connecticut Mutual Funds totaled $500,000 or more;
      3) Directors of the Fund or any one or more of the Former Connecticut
         Mutual Funds and members of their immediate families;
      4) employee benefit plans sponsored by Connecticut Mutual Financial
         Services, L.L.C. ("CMFS"), the prior distributor of the Former
         Connecticut Mutual Funds, and its affiliated companies;
      5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
      6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
         Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

    VI. Special Reduced Sales Charge for Former Shareholders of Advance
                            America Funds, Inc.
---------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                         Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
      Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
      (and whose identity is made known to the Distributor) or with the
      Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
      Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
      Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Gold & Special Minerals Fund

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Adviser
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, New York 10019

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